UNDERWRITERS' STATEMENT
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                            COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C2


     The attached Preliminary Structural and Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

     No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. This Term Sheet should not be construed as either a prediction or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


CHASE SECURITIES INC.           J.P. MORGAN          FIRST UNION CAPITAL MARKETS

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO] CHASE                                                       FIRST UNION


                                NEW CMBS ISSUE
                            PRELIMINARY TERM SHEET



                             --------------------

                                $1,060,422,756
                                 (Approximate)


                             OFFERED CERTIFICATES


               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-C2




        First Union Commercial Mortgage Securities, Inc., as Depositor
                 First Union National Bank, as Master Servicer

                             --------------------

                First Union National Bank, Mortgage Loan Seller
                The Chase Manhattan Bank, Mortgage Loan Seller

                     STRUCTURAL AND COLLATERAL TERM SHEET
                     ------------------------------------

               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999-C2

                                $1,060,422,756
                                 (Approximate)
                             OFFERED CERTIFICATES







                                   [GRAPHIC]







% OF MORTGAGE POOL BY CUT-OFF DATE BALANCE

               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-C2







             CUT-OFF DATE        CUT-OFF DATE
              CERTIFICATE       SUBORDINATION          RATING           AVERAGE        PRINCIPAL       PASS-THROUGH
 CLASS        BALANCE(1)            LEVEL          (MOODY'S/FITCH)   LIFE(YRS.)(3)    WINDOW(3)(4)        RATE(5)
 -----       ------------       -------------      ---------------   -------------    ------------     ------------
  A-1         203,500,000           25.75%             Aaa/AAA            5.39        Jun99-Jun08       Fixed Rate
  A-2         673,785,678           25.75%             Aaa/AAA            9.59        Jun08-Apr09       Fixed Rate
  IO       1,181,529,533(2)          ---               Aaa/AAA            N/A         Jun99-Feb29      Variable Rate
   B          47,261,182            21.75%             Aa2/AA             9.90        Apr09-Apr09       Fixed Rate
   C          62,030,300            16.50%              A2/A              9.91        Apr09-May09      Fixed Rate(6)
   D          14,769,120            15.25%              A3/A-             9.99        May09-May09      Fixed Rate(6)
   E          41,353,533            11.75%            Baa2/BBB            9.99        May09-May09      Variable Rate
   F          17,722,943            10.25%            Baa3/BBB-          10.19        May09-Sep09      Variable Rate
 G(7)             ---                ---                 ---              ---             ---           Fixed Rate
 H(7)             ---                ---                 ---              ---             ---           Fixed Rate
 J(7)             ---                ---                 ---              ---             ---           Fixed Rate
 K(7)             ---                ---                 ---              ---             ---           Fixed Rate
 L(7)             ---                ---                 ---              ---             ---           Fixed Rate
 M(7)             ---                ---                 ---              ---             ---           Fixed Rate
 N(7)             ---                ---                 ---              ---             ---           Fixed Rate

--------------
(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2)  Represents the notional amount.
(3)  Based on Assumptions described in the Prospectus Supplement.
(4) Principal Window is the period during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Assumptions.
(5) Other than the Class E, F and IO Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class E, F and IO Certificates will accrue interest at variable rates as described in the Prospectus Supplement. The pass-through rates shown are only for indicative purposes. The final pass-through rates will be determined at pricing.
(6)  Capped at the Weighted Average Net Mortgage Rate.
(7)  Not offered hereby.

ISSUE CHARACTERISTICS:
----------------------

Issue Type:             The Class A-1,  A-2,  IO, B, C, D, E and F  Certificates
                        (the "Offered Certificates") will be offered pursuant to the Prospectus Supplement subject to completion dated
                        April 30, 1999 and  accompanying  Prospectus dated April
                        30,  1999,  and  the  Class  G,  H,  J,  K,  L,  M and N
                        Certificates are not offered hereby.

Securities Offered:     $1,060,422,756   monthly  pay,  multi-class   commercial
                        mortgage REMIC Pass-Through Certificates, including five fixed-rate principal and interest Classes (Classes A-1, A-2, B, C, and D), two variable rate principal and interest Classes (Classes E and F) and one variable rate interest only Class (Class IO). Classes C and D will be capped at the Weighted Average Net Mortgage Rate. The
                        Offered Certificates have not been previously offered to the public.

Collateral:             The collateral  consists of a $1,181,529,534 pool of 223
                        fixed-rate commercial and multifamily Mortgage Loans, of
                        which 196 are conduit loans consisting of $1,102,723,952
                        or  93.33%  of the  pool  of  mortgage  loans  as of the
                        Cut-Off  Date  and  27  are  CTL  loans   consisting  of
                        $78,805,582 or 6.67% of the pool of mortgage loans as of the Cut-Off Date.

Loan Sellers:           First Union National Bank and The Chase Manhattan Bank.

Co-Lead Managers:       Chase Securities Inc. and First Union Capital Markets.

Co-Manager:             J.P. Morgan Securities Inc.

Master Servicer:        First Union National Bank.

Special Servicer:       Banc One Mortgage Capital Markets, LLC.

Trustee:                Norwest Bank Minnesota, National Association.

Expected Settle Date:   May 20, 1999.

Distribution Dates:     The 15th of each month. The first  Distribution  Date on
                        which investors will be entitled to distributions will be in June, 1999.

Minimum Denominations:  $10,000 for the Class A-1 and Class A-2,  Class B, Class
                        C, Class D, Class E and Class F Certificates. $1,000,000 for the Class IO.

ERISA Considerations:   Class A-1,  A-2 and IO  Certificates  are expected to be
                        ERISA eligible.

SMMEA Eligibility:      Class A-1, A-2, IO and B Certificates are expected to be
                        SMMEA eligible.

Risk Factors:           THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE
                        SUITABLE  FOR  ALL  INVESTORS.  SEE THE  "RISK  FACTORS"
                        SECTION OF PROSPECTUS  SUPPLEMENT AND THE "RISK FACTORS"
                        SECTION OF THE PROSPECTUS.

Rating Agencies:        Fitch IBCA, Inc. and Moody's Investors Service, Inc.

STRUCTURAL CHARACTERISTICS:
---------------------------

The Offered Certificates (other than the Class E, F and IO Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class C and D Certificates are capped at the Weighted Average Net Mortgage Rate. The Class E, F and IO Certificates will accrue interest at variable rates as discussed in the Prospectus Supplement. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


     PRIORITY OF CASH FLOWS:







                                  [GRAPHIC]







     Notes:  (1) The Class A-1, A-2 and IO Certificates will be paid interest on a pro rata basis.

             (2) The above  analysis is based on  Assumptions  described  in the
                 Prospectus Supplement.

---------------------------------------

Interest Distributions: Each  Class of  Certificates  (other  than the  Class IO
                        Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such Class during the prior calendar month. The Class IO Certificates will be entitled on each Distribution Date to the aggregate interest accrued on each of its components during the prior calendar month.

Pass-Through Rates:     Class A-1:  [ __ ]%
                        Class A-2:  [ __ ]%
                        Class IO:   Variable  interest  rate as described in the
                                    Prospectus Supplement.
                        Class B:    [ __ ]%
                        Class C*:   [ __ ]%
                        Class D*:   [ __ ]%
                        Class E:    [ __ ]% Net WAC - 5bps
                        Class F:    [ __ ]% Net WAC - 5bps
                        Class G:    [ __ ]%
                        Class H:    [ __ ]%
                        Class J:    [ __ ]%
                        Class K:    [ __ ]%
                        Class L:    [ __ ]%
                        Class M:    [ __ ]%
                        Class N:    [ __ ]%

                        * Subject to a Net WAC Cap

Principal
Distributions:          Principal will be distributed on each  Distribution Date
                        to  the   Class  of   Principal   Balance   Certificates
                        outstanding,  with the  earliest  alphabetical/numerical
                        Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate
                        Balances of the Class B through Class N Certificates are reduced to zero payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:             All    Prepayment    Premiums   are    distributed    to
                        Certificateholders  on the  Distribution  Date following
                        the collection period in which the prepayment  occurred.
                        On  each   Distribution   Date,  a  percentage   of  all
                        Prepayment Premiums will be allocated to each class of certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution such Class receives out of the entire Principal Distribution amount for such distribution date, and (b) 25%. The remaining percentage of all prepayment premiums will be allocated to the Class IO Certificates.

Yield Maintenance
Charges Allocation:     All  Yield   Maintenance   Charges  are  distributed  to
                        Certificateholders  on the  Distribution  Date following
                        the collection period in which the prepayment  occurred.
                        On each  Distribution  Date,  the  holders of each class
                        then  entitled  to  principal   distributions   will  be
                        entitled to an amount of Yield Maintenance Charges equal
                        to  the   product  of  (a)  the  amount  of  such  Yield
                        Maintenance Charges,  multiplied by (b) a fraction,  the
                        numerator  of which is equal to the  excess,  if any, of
                        the   Pass-Through   Rate  of  such   Class  of  Offered
                        Certificates  over the relevant  Discount  Rate, and the
                        denominator of which is equal to the excess,  if any, of
                        the Mortgage Rate of the prepaid  Mortgage Loan over the
                        relevant  Discount  Rate,  multiplied by (c) a fraction,
                        the  numerator  of  which  is  equal  to the  amount  of
                        principal   distributable   on   such   class   on  such
                        Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution
                        Date.

Yield Maintenance
Charge Allocation
Example: A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following reflects that method:

                        General Yield Maintenance Charge Allocation Example:
                        ----------------------------------------------------
                        Assuming the structure presented in this Term Sheet and the following assumptions:

                        Assume prepayment occurs on April 1, 2001.

                        Assume only Class A-1 will be receiving principal at the time of this prepayment.

                        Mortgage Loan characteristics of hypothetical loan being prepaid:

                               Balance: $10,000.000
                               Coupon: 8.00%
                               Scheduled Maturity: 8 years (April 1, 2007)
                               Yield Maintenance Charge Payable:  $500,000

                        Treasury Yield (monthly):  5.00%

                        Certificate Characteristics:  Class A-1 Coupon:  6.00%

                        Discount Rate Fraction Calculation:

                                                                       Class A-1                      Class IO
                                                                       ---------                      --------

                         (Class A-1 Coupon -
                        Discount Rate)/(Gross                    6.00% - 5.00%
                           Mortgage Rate -                     -----------------  = 33.33%
                         Reinvestment Yield)                     8.00% - 5.00%


                          Percent of Premium                                                      100.00% - 33.33% =
                          allocated to Class                        33.33%                              66.67%


                             YM Allocated                          $166,667                            $333,333

Credit Enhancement:     Each Class of Certificates,  other than Classes A-1, A-2
                        and IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and (ii) each other
                        Class with an earlier alphabetical Class designation.

Advancing:              The  Master  Servicer  and  the  Trustee  will  each  be
                        obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Realized Losses and
Expense Losses:         Realized Losses and Additional  Trust Fund Expenses,  if
                        any, will be allocated to the Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E,
                        Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.

Prepayment Interest
Shortfalls:             For any Distribution Date, any Net Aggregate  Prepayment
                        Interest  Shortfall  for  such  Distribution  Date  will
                        generally be allocated on a pro rata basis to each Class
                        of  Certificates  (other than Class IO) in proportion to
                        its entitlement to interest.  The Master  Servicer's fee
                        up to a Master Servicing Fee Rate of 0.03% per annum and
                        all accrued income earned by the Master  Servicer on any
                        voluntary   principal   prepayment  in  the   applicable
                        collection period shall be offset against any Prepayment
                        Interest Shortfall.

Appraisal Reductions:   An appraisal  reduction generally will be created in the
                        amount,  if any,  by which the  Principal  Balance  of a
                        Specially  Serviced  Mortgage  Loan (plus other  amounts
                        overdue in connection with such loan) exceeds 90% of the
                        appraised value of the related Mortgaged  Property.  The
                        Appraisal  Reduction Amount will reduce  proportionately
                        the  amount  of  P&I  Advances  for  such  loan,   which
                        reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                        An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:      The  Controlling   Class  will  generally  be  the  most
                        subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal
                        Balance Certificates.

Special Servicer:       The Pooling and Servicing  Agreement permits the Special
                        Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so subject to certain limitations.

Optional Termination:   The  Depositor,   the  Master   Servicer,   the  Special
                        Servicer, and certain  Certificateholders  will have the
                        option  to  purchase,  in  whole  but not in  part,  the
                        remaining   assets   of  the   Trust  on  or  after  the
                        Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans
                        (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Reports to
Certificateholders:     The   Trustee   will   prepare   and   deliver   monthly
                        Certificateholder  Reports.  The Special  Servicer  will
                        prepare  and  deliver to the  Trustee a monthly  Special
                        Servicer Report summarizing the status of each Specially
                        Serviced  Mortgage  Loan.  The Master  Servicer  and the
                        Special Servicer will prepare and deliver to the Trustee
                        an annual report setting forth,  among other things, the
                        debt service  coverage ratios for each Mortgage Loan, as
                        available.  Each of the reports will be available to the
                        Certificateholders.   A  Report  containing  information
                        regarding   the   Mortgage   Loans  will  be   available
                        electronically.

COLLATERAL CHARACTERISTICS:
---------------------------

Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $1,181,529,534 pool of 223 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 38 states, with a weighted average Mortgage Rate of 7.35% and a weighted average remaining term to maturity of 128 months. See the Prospectus Supplement for more detailed collateral information.

                        Initial Pool Balance:           $1,181,529,534
                        Number of Loans:                223
                        Gross WAC:                      7.35%
                        Original WAM:                   134
                        Remaining WAM:                  128
                        Average Loan Balance:           $5,298,339
                        WA DSCR*:                       1.36x
                        WA Cut-off Date LTV Ratio*:     71.17%
                        -------------
                        *Excluding CTL Loans


                                                        PERCENT OF      WTD. AVE.     WTD. AVE.
                            NUMBER        CUT-OFF         CUT-OFF       MORTGAGE      REMAINING     WTD. AVE.   WTD. AVE.
     PROPERTY TYPE         OF LOANS     BALANCE ($)     BALANCE (%)     RATE (%)      TERM (MOS)    DSCR(X)**    LTV(%)**
     -------------         --------     -----------     -----------     --------      ----------    ---------   ---------
      Multifamily             62        365,399,773        30.93          7.43           124          1.25        75.71
   Retail - Anchored          55        272,579,564        23.07          7.07           120          1.38        71.90
      Hospitality             19        166,306,763        14.08          7.23           127          1.52        67.54
        Office                19        143,202,780        12.12          7.57           114          1.33        66.09
 Credit Tenant Lease*         27         78,805,582         6.67          7.20           226          0.00         0.00
       Mixed Use               5         50,193,888         4.25          7.65           118          1.32        67.51
      Industrial              13         37,267,470         3.15          7.68           118          1.33        70.70
  Retail - Unanchored         12         31,612,142         2.68          7.67           117          1.68        64.78
      Healthcare               7         24,679,110         2.09          7.74           126          1.65        64.32
   Mobile Home Comm.           3          9,489,407         0.80          7.57           116          1.32        75.69
     Self Storage              1          1,993,054         0.17          7.38           118          1.48        71.20
                              ---     -------------       ------          ----           ---          ----        -----
Totals/Weighted Average       223     1,181,529,534       100.00          7.35           128          1.36        71.17

------------

* See page 14 of this Term Sheet and the Prospectus Supplement for a more detailed discussion of credit tenant lease loans.

** CTL Loans are excluded from these calculations.

---------------------------------------

TEN LARGEST MORTGAGE LOANS

The following tables and summaries describe the ten largest Mortgages Loans in the Mortgage Pool by Cut-Off Date Balance:

                                          TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE

                                                          PERCENTAGE OF
                                                             CUT-OFF
                              NUMBER OF    CUT-OFF DATE     DATE POOL                       MORTGAGE                  CURRENT DSC
PROPERTY NAME                PROPERTIES       BALANCE        BALANCE       PROPERTY TYPE      RATE       CURRENT LTV     RATIO
-------------                ----------    ------------   -------------    -------------    --------     -----------  -----------
Sheraton Suites Portfolio          3        $50,443,313       4.27%         Hospitality       6.75%         66.2%        1.55x
Olen Portfolio                     6         37,472,777       3.17          Mixed Use         7.61%         67.5%        1.30x
Lakeside Apartments                1         29,750,000       2.52          Multifamily       7.05%         80.0%        1.22x
Wynfrey Hotel                      1         25,263,571       2.14          Hospitality       7.40%         69.2%        1.40x
Wilshire Portfolio                 3         24,518,179       2.08          Office            8.25%         69.9%        1.23x
Hickory Lake                       1         22,492,277       1.90          Multifamily       7.65%         79.3%        1.20x
Westgate Village                   1         21,984,235       1.86          Retail            6.57%         73.3%        1.43x
1055 Washington Blvd               1         19,932,471       1.69          Office            7.72%         59.0%        1.31x
Oak Park Commons                   1         19,154,363       1.62          Retail            6.57%         74.7%        1.48x
Vista Ridge Plaza I, II &          1         18,917,890       1.60          Retail            6.57%         51.7%        1.44x
Shops                             --       ------------      -----                            ----          ----         -----
Total/Weighted Average            19       $269,929,076      22.85%                           7.21%         69.2%        1.37x


SHERATON SUITES PORTFOLIO. The Sheraton Suites Portfolio loan is secured by 3 luxury, all suite, full service hotels, two of which are fee interests and one of which is a leasehold interest. The combined hotels contain approximately 732 suites which are generally larger than traditional hotel rooms with two physically separated rooms in the suite. The properties are located in Wilmington, Delaware (approximately 228 suites), Elk Grove, Illinois (approximately 253 suites), and Dallas, Texas (approximately 251 suites). The sponsor of the borrower is Sheraton Suites Investment Limited Partnership ("SSILP"). ITT Sheraton Corporation directly or indirectly owns 24% of the limited partnership interests and the 1% general partnership interest in SSILP. ITT Sheraton Corporation is ultimately a wholly-owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc.

OLEN PORTFOLIO. The Olen Portfolio loan is secured by 5 office/industrial flex properties and 1 office building, each located in Orange County, California. The properties contain a total of 608,644 rentable square feet, ranging in size from 30,000 square feet to 186,500 square feet. As of March 1999, the properties had an aggregate occupancy of 99.3%, ranging from 97.4% to 100%. The borrower is a newly formed special purpose Nevada corporation. The sponsor of the borrower is The Olen Companies, a real estate management and development company founded in 1973. The Olen Companies currently own commercial and multifamily real estate throughout the United States, including, as of April 1999, 47 office and industrial properties located in Southern California containing in excess of three million square feet.

LAKESIDE APARTMENTS. The Lakeside Apartments loan is secured by a 461-unit luxury apartment complex located in Newnan, Georgia, which is part of the metropolitan Atlanta, Georgia area. The first phase of the complex was built in 1991 and the third and final phase, containing 200 units, was completed in March 1998. As of March 1999, Lakeside Apartments had an occupancy rate of 93.4%. The borrower is a newly formed special purpose Illinois limited partnership.

The sponsor of the borrower is an executive officer of Executive Affiliates, Inc., a real estate management and development company founded in 1966. As of April 1999, the sponsor, through various entities, owned 18 multifamily properties and 3 hotels throughout the United States.

WYNFREY  HOTEL.  The  Wynfrey  Hotel  loan is secured by the  Wynfrey  Hotel,  a full-service luxury hotel in the metropolitan Birmingham, Alabama area. In addition to the hotel's 329 guest rooms on 14 floors and approximately 27,716 square feet of meeting and banquet space, the hotel also has a 224 seat formal dining restaurant, a 221 seat casual dining restaurant, a piano bar and lounge, an outdoor swimming pool, a fitness room and a gift shop. The sponsors of the borrower are James W. Wilson, III and William B. Wilson.

WILSHIRE PORTFOLIO. The Wilshire Portfolio loan is secured by 3 properties (one fee and two leasehold interests): the Wilshire Doheny, the Wilshire Lapeer and the Wilshire Palm. Each property is a Class "A" office building located on Wilshire Boulevard in Beverly Hills, California. The properties contain a total of 207,682 rentable square feet and were 95.5% occupied as of March 1999. The sponsor of the borrowers (3 co-obligors) is Casden Properties Inc., a newly organized Maryland corporation, and a real estate investment trust sponsor.

HICKORY LAKE. The Hickory Lake loan is secured by a 726 unit apartment complex built in 1969 and was renovated between 1994 and 1996. The complex is located in Atlanta, Georgia and consists of three separate phases: The Arbors at Hickory Lake, The Meadows at Hickory Lake and The Gardens at Hickory Lake. The sponsor of the borrower is The Pinnacle Companies which was formed in 1976 and owns multifamily properties containing 3,094 units in Georgia, South Carolina and Florida.

WESTGATE VILLAGE. The Westgate Village loan is secured by a 342,853 square foot retail center comprised of two single-story, free-standing buildings, located in Amarillo, Texas. The north building contains 142,808 square feet and is 100% leased to Builders Square and Circuit City. The south building contains 200,045 square feet, is 93.4% leased to seven tenants, and is anchored by K-Mart, PetsMart and Office Max. The sponsor of the borrower is the Kimco Realty Corporation, a publicly traded owner and operator of neighborhood and community shopping centers. As of April 1999, Kimco Realty Corporation's portfolio was comprised of 445 property interests totaling approximately 58.0 million square feet of gross leasable area located in 40 states.

1055 WASHINGTON BLVD. The 1055 Washington Boulevard loan is secured by a leasehold interest in a ten-story, class "A" office building containing 181,360 rentable square feet, located in Stamford, Connecticut. The property was 92.2% occupied as of September 1998. The sponsors of the borrowers are Robert C. Elder and Raymond W. Miller.

OAK PARK COMMONS. The Oak Park Commons loan is secured by a 136,939 square foot, one-story neighborhood shopping center located in South Plainfield, New Jersey. The center was completed in April 1998 and is anchored by A&P, Sears and CVS. As of October 1998, the center was 100% occupied. The sponsor of the borrower is the Kimco Realty Corporation, which is described above under the summary of the Westgate Village loan.

VISTA RIDGE PLAZA I, II & SHOPS. The Vista Ridge Plaza I, II and Shops loan is secured by 290,227 square feet of community shopping center space located in Lewisville, Texas. The center was developed in three phases between 1996 and 1998. The center is anchored by Homeplace, BabiesRUs and Drug Emporium and 100% occupied as of September 1998. The sponsor of the borrower is the Kimco Realty Corporation, which is described above under the summary of the Westgate Village loan.

Call Protection:        100%  of the  Mortgage  Loans  contain  call  protection
                        provisions. The weighted average lockout and defeasance period for all loans is 9.75 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity. 208 of the Mortgage Loans, or approximately 90.53% of the Cut-Off
                        Date Pool Balance, require defeasance.

Prepayment Premiums:

                                              PERCENT OF REMAINING BALANCE ANALYSIS*

    PREPAYMENT
     PREMIUM                 MAY-99    MAY-00     MAY-01    MAY-02     MAY-03     MAY-04     MAY-05    MAY-06     MAY-07    MAY-08
    ----------               ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
Lock-out/Defeasance          100.00    100.00      95.20     90.99      89.96      89.89      89.92     89.81      89.64     83.84
         YM                    0.00      0.00       4.80      9.01      10.04      10.11      10.08     10.19      10.36      6.31
                             ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
     SUB TOTAL               100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00     100.00     90.15

        5.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        4.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        3.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        2.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        1.5%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.18
        1.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        Open                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      9.67
                             ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
       TOTAL                 100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00     100.00    100.00

       ------------

       *  Numbers represent percentage of outstanding balance as of the date indicated

---------------------------------------
CUT-OFF DATE BALANCES
---------------------

                                  Number of       Cut-off Date      Percent of
                                    Loans          Balance ($)        Balance
                                  ---------       ------------      ----------

less than or equal to 2,000,000        65            90,819,045         7.69
    2,000,001 -  4,000,000             63           175,192,285        14.83
    4,000,001 -  6,000,000             39           187,261,792        15.85
    6,000,001 -  8,000,000             17           115,449,163         9.77
    8,000,001 - 10,000,000              9            81,926,493         6.93
   10,000,001 - 15,000,000             15           178,506,619        15.11
   15,000,001 - 20,000,000              8           140,449,787        11.89
   20,000,001 - 25,000,000              3            68,994,691         5.84
   25,000,001 - 30,000,000              2            55,013,571         4.66
   35,000,001 - 40,000,000              1            37,472,777         3.17
   greater than 40,000,000              1            50,443,313         4.27
                                      ---      ----------------       ------
TOTAL:                                223      1,181,529,533.96       100.00
Min:  412,861                           Average: 5,298,339      Max: 50,443,313


MORTGAGE RATES (%)
------------------

                    Number of     Cut-off Date      Percent of
                      Loans          Balance          Balance
                    ---------     ------------      ----------
  less than 7.000       39         277,347,969           23.47
   7.000 - 7.499        94         408,883,654           34.61
   7.500 - 7.999        63         395,790,649           33.50
   8.000 - 8.499        19          72,789,220            6.16
   8.500 - 8.999         5          19,852,801            1.68
 greater than 8.999      3           6,865,241            0.58
                       ---       -------------          ------
TOTAL:                 223       1,181,529,534          100.00
Min:  6.125             Average: 7.350             Max:  9.500


PROPERTY TYPES                                                           STATES
--------------                                                           ------

                         Number of     Cut-off Date     Percent of               Number of     Cut-off Date   Percent of
                           Loans          Balance         Balance                Properties      Balance        Balance
                         ---------     ------------     ----------               ----------    ------------   ----------
    Multifamily              62          365,399,773         30.93       CA         40          152,100,762       12.87
 Retail - Anchored           55          272,579,564         23.07       GA         17          114,892,601        9.72
    Hospitality              19          166,306,763         14.08       TX         14           85,621,908        7.25
      Office                 19          143,202,780         12.12       FL         21           81,138,219        6.87
        CTL                  27           78,805,582          6.67       NC         21           74,332,885        6.29
     Mixed Use               5            50,193,888          4.25       NY         16           68,164,832        5.77
    Industrial               13           37,267,470          3.15       PA         9            64,406,238        5.45
Retail - Unanchored          12           31,612,142          2.68       NJ         7            55,447,497        4.69
    Healthcare               7            24,679,110          2.09       CT         6            53,249,911        4.51
        MHC                  3             9,489,407          0.80       VA         19           38,716,224        3.28
   Self Storage              1             1,993,054          0.17      Other       90          393,458,458       33.30
                            ---        -------------        ------                  ---       -------------      ------
TOTAL:                      223        1,181,529,534        100.00      TOTAL:      260       1,181,529,534      100.00

---------------------------------------

DSCRS (X) (EXCLUDING CTLS)                                           CUT-OFF DATE LTVS (EXCLUDING CTLS)
--------------------------                                           ----------------------------------

                   Number of      Cut-off Date     Percent of                            Number       Cut-off Date      Percent of
                     Loans         Balance ($)      Balance                             of Loans       Balance ($)        Balance
                   ---------      ------------     ----------                           --------      ------------      ----------
  less than 1.20        4            15,033,915         1.36          less than 40.01       1            3,480,963           0.32
   1.20 - 1.29         67           436,777,607        39.61           40.01 - 50.00        3           11,992,981           1.09
   1.30 - 1.39         69           268,683,401        24.37           50.01 - 60.00       13           91,332,843           8.28
   1.40 - 1.49         30           218,423,143        19.81           60.01 - 70.00       68          325,113,818          29.48
   1.50 - 1.59         12           109,384,045         9.92           70.01 - 80.00      107          634,869,782          57.57
   1.60 - 1.69          6            24,351,105         2.21           80.01 - 85.00        2           20,704,234           1.88
greater than 1.69       8            30,070,736         2.73          greater than or
                      ---         -------------       ------          equal to 85.01        2           15,229,332           1.38
                                                                                          ---        -------------         ------
TOTAL:                196         1,102,723,952       100.00        TOTAL:                196        1,102,723,952         100.00
Min:  1.14                  Average: 1.36         Max:  4.42        Min:  23.70                 Average: 71.17          Max: 100.20

------------                                                        -------------
*The Loan with a DSC Ratio of 1.14x is part of a group of           *The Loan with a 100.16% LTV Ratio is part of a group of cross-
cross-collateralized Mortgage Loans with a weighted average         collateralized Mortgage Loans with a weighted average Cut-Off
Cut-Off Date DSC Ratio of 1.49x.                                    Date LTV Ratio of 68.1%.

ORIGINAL TERMS TO STATED MATURITY (MOS)                              REMAINING TERMS TO STATED MATURITY (MOS)
---------------------------------------                              ----------------------------------------

                   Number of      Cut-off Date     Percent of                            Number       Cut-off Date      Percent of
                     Loans         Balance ($)      Balance                             of Loans       Balance ($)        Balance
                   ---------      ------------     ----------                           --------      ------------      ----------
  less than 84          3            26,290,235         2.23           less than 84         3           26,290,235           2.23
    85 - 132          152           984,560,707        83.33              85 - 120        151          972,560,707          82.31
   133 - 156           26            33,261,342         2.82             121 - 156         27           45,261,342           3.83
   157 - 180            8            29,407,345         2.49             157 - 180          8           29,407,345           2.49
   181 - 216            6            21,794,383         1.84             181 - 228          8           25,150,745           2.13
   217 - 240           11            40,493,756         3.43             241 - 252         17           60,322,292           5.11
   241 - 264           13            37,994,143         3.22             253 - 300          7           19,475,845           1.65
greater than 264        4             7,727,623         0.65          greater than 300      2            3,061,022           0.26
                      ---         -------------       ------                              ---        -------------         ------
TOTAL:                223         1,181,529,534       100.00        TOTAL:                223        1,181,529,534         100.00
Min:  60                  Average: 134             Max:  360        Min:  56                  Average: 128            Max:    357


ORIGINAL AMORTIZATION TERMS (MOS)                                      REMAINING AMORTIZATION TERMS (MOS)
---------------------------------                                      ----------------------------------

                   Number of       Cut-off Date     Percent of                          Number        Cut-off Date      Percent of
                     Loans          Balance ($)      Balance                            of Loans       Balance ($)        Balance
                   ---------       ------------     ----------                          --------      ------------      ----------

 less than 180          4            10,867,410         0.92           less than 180        4           10,867,410           0.92
   181 - 240           20            61,961,248         5.24             181 - 240         22           67,081,369           5.68
   241 - 252            2             5,120,121         0.43             241 - 252          6           18,064,778           1.53
   253 - 264            6            18,064,778         1.53             253 - 264          6           21,794,383           1.84
   265 - 288            7            27,239,514         2.31             265 - 276          1            5,445,132           0.46
   289 - 300           62           265,660,461        22.48             277 - 288          3           11,200,848           0.95
   301 - 324            3             8,510,710         0.72             289 - 324         64          267,883,666          22.67
greater than 324      119           784,105,292        66.36          greater than 324    117          779,191,949          65.95
                      ---         -------------       ------                              ---        -------------         ------
TOTAL:                223         1,181,529,534       100.00        TOTAL:                223        1,181,529,534         100.00
Min: 171                  Average: 333             Max:  360        Min:  163                 Average: 328            Max:    360

COLLATERAL CHARACTERISTICS (CONTINUED):
---------------------------------------

Credit Tenant
Lease Loans:            Credit  Tenant  Lease Loans are secured by  mortgages on
                        properties  which  are  leased  (each a  "Credit  Tenant
                        Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table.
                        Scheduled  monthly rent payments under the Credit Tenant
                        Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease
                        Loans.

                        The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                        (i)   the  Tenant  is  obligated   to  continue   making
                              payments;

                        (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on related Credit Tenant Lease Loan; or

                        (iii) the  Trustee  on behalf of the  Certificateholders
                              will have the benefit of certain non-cancelable credit lease enhancement insurance policies obtained to cover certain casualty and/or condemnation risks.

                              Approximately 6.67% of the Mortgage Loans are Credit Tenant Lease Loans.

---------------------------------------

Unless otherwise indicated, such ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by Moody's and Standard & Poor's respectively.

                                                                                        Cut-Off Date    S&P      Moody's  Lease Type
        Property Name                   Guarantor/Tenant          Property Type           Balances     Rating    Rating    Code(1)

Circuit City Norwalk 444             Circuit City Stores Inc.     Electronics Store        7,898,702  Private                  NN
CVS Greenville Old Buncombe          CVS Corporation              Drug Store               1,306,853     A         A3          NN
CVS Lansdowne Hollins Ferry          CVS Corporation              Drug Store               1,831,525     A         A3          NN
CVS Yarmouth Main                    CVS Corporation              Drug Store               2,556,250     A         A3          NN
CVS Rocky Mount                      CVS Corporation              Drug Store               1,520,209     A         A3          NN
                                                                                          ----------
                       TOTAL CVS                                                           7,214,837

Eagle Davenport Locust               Eagle Food Centers, Inc.     Grocery Store            4,085,191     B+        B2          NNN
Eckerd Oveido Red Bug Lake           Eckerd Corporation           Drug Store               2,418,557              Baa1         NNN
Eckerd Ferber Tallahassee            Eckerd Corporation           Drug Store               1,836,154              Baa1         NNN
Eckerd, Tarboro                      Eckerd Corporation           Drug Store               1,690,369              Baa1         NN
                                                                                          ----------
                    TOTAL ECKERD                                                           5,945,080

IHOP Rock Hill North Cherry          IHOP Corporation             Restaurant               1,389,770       Private(2)          NNN
Motel 6 1081 Little Rock (W)         Accor SA                     Limited Service          4,043,344    BBB                    B
Motel 6 1115 Raleigh                 Accor SA                     Limited Service          6,235,064    BBB                    B
Motel 6 1129 Hilton Head             Accor SA                     Limited Service          4,232,286    BBB                    B
Motel 6 202 Lumberton                Accor SA                     Limited Service          1,039,177    BBB                    B
Motel 6 608 Mobile                   Accor SA                     Limited Service          3,079,744    BBB                    B
Motel 6 740 Reno Sparks              Accor SA                     Limited Service          3,164,767    BBB                    B
                                                                                          ----------
                   TOTAL MOTEL 6                                                          21,794,383

Rite Aid - Holland                   Rite Aid Corporation         Drug Store               2,764,695    BBB+      Baa1         B
Rite Aid - Ironton                   Rite Aid Corporation         Drug Store               2,385,499    BBB+      Baa1         B
Rite Aid - Commerce Turnpike         Rite Aid Corporation         Drug Store               3,046,015    BBB+      Baa1         B
Rite Aid - Claremont                 Rite Aid Corporation         Drug Store               2,527,844    BBB+      Baa1         B
                                                                                          ----------
                  TOTAL RITE AID                                                          10,724,053

Southland Ormond Beach Nova          The Southland Corporation    Convenience Store        1,068,620    BB+        Ba1         NN
Staples York Loucks Road             Staples, Inc.                Office Supplies          2,647,603    BBB-      Baa2         NN
Walgreen Franklin Fieldstone         Walgreen Company             Drug Store               2,563,871     A+        Aa3         NN
Walgreen Duncanville Wheatland       Walgreen Company             Drug Store               2,550,305     A+        Aa3         NN
Walgreens at Silver Lakes            Walgreen Company             Drug Store               2,672,432     A+        Aa3         NN
Walgreen Colleyville                 Walgreen Company             Drug Store               2,805,603     A+        Aa3         NN
                                                                                          ----------
                 TOTAL WALGREENS                                                          10,592,211

Winn Dixie Chesapeake Cedar          Winn-Dixie Stores, Inc.      Grocery Store            5,445,132     A2        P2          NNN
                                                                               Total:     78,805,582

------------

Notes: (1)  "NNN" means triple net lease; "NN" means double net lease, "B" means bond-type lease.

       (2)  Private rating; disclosure not available

CHASE SECURITIES INC.                            FIRST  UNION  CAPITAL MARKETS

                               J.P. MORGAN & CO.

[LOGO] CHASE SECURITIES INC.                                         FIRST UNION


                                NEW CMBS ISSUE
                            PRELIMINARY TERM SHEET



                             --------------------

                                $1,060,422,756
                                 (Approximate)


                             OFFERED CERTIFICATES


               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-C2




        First Union Commercial Mortgage Securities, Inc., as Depositor
                 First Union National Bank, as Master Servicer

                             --------------------

                First Union National Bank, Mortgage Loan Seller
                The Chase Manhattan Bank, Mortgage Loan Seller




CHASE SECURITIES INC.           J.P. MORGAN          FIRST UNION CAPITAL MARKETS

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                     STRUCTURAL AND COLLATERAL TERM SHEET
                     ------------------------------------

               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999-C2

                                $1,060,422,756
                                 (Approximate)
                             OFFERED CERTIFICATES







                                   [GRAPHIC]







% OF MORTGAGE POOL BY CUT-OFF DATE BALANCE

               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-C2







             CUT-OFF DATE        CUT-OFF DATE
              CERTIFICATE       SUBORDINATION          RATING           AVERAGE        PRINCIPAL       PASS-THROUGH
 CLASS        BALANCE(1)            LEVEL          (MOODY'S/FITCH)   LIFE(YRS.)(3)    WINDOW(3)(4)        RATE(5)
 -----       ------------       -------------      ---------------   -------------    ------------     ------------
  A-1         203,500,000           25.75%             Aaa/AAA            5.39        Jun99-Jun08       Fixed Rate
  A-2         673,785,678           25.75%             Aaa/AAA            9.59        Jun08-Apr09       Fixed Rate
  IO       1,181,529,533(2)          ---               Aaa/AAA            N/A         Jun99-Feb29      Variable Rate
   B          47,261,182            21.75%             Aa2/AA             9.90        Apr09-Apr09       Fixed Rate
   C          62,030,300            16.50%              A2/A              9.91        Apr09-May09      Fixed Rate(6)
   D          14,769,120            15.25%              A3/A-             9.99        May09-May09      Fixed Rate(6)
   E          41,353,533            11.75%            Baa2/BBB            9.99        May09-May09      Variable Rate
   F          17,722,943            10.25%            Baa3/BBB-          10.19        May09-Sep09      Variable Rate
 G(7)         41,353,534             6.75%               ---              ---             ---           Fixed Rate
 H(7)         11,815,295             5.75%               ---              ---             ---           Fixed Rate
 J(7)         11,815,296             4.75%               ---              ---             ---           Fixed Rate
 K(7)         11,815,295             3.75%               ---              ---             ---           Fixed Rate
 L(7)         11,815,295             2.75%               ---              ---             ---           Fixed Rate
 M(7)         11,815,296             1.75%               ---              ---             ---           Fixed Rate
 N(7)         20,676,766             ---                 ---              ---             ---           Fixed Rate

--------------
(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2)  Represents the notional amount.
(3)  Based on Assumptions described in the Prospectus Supplement.
(4) Principal Window is the period during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Assumptions.
(5) Other than the Class E, F and IO Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class E, F and IO Certificates will accrue interest at variable rates as described in the Prospectus Supplement. The pass-through rates shown are only for indicative purposes. The final pass-through rates will be determined at pricing.
(6)  Capped at the Weighted Average Net Mortgage Rate.
(7)  Not offered hereby.

ISSUE CHARACTERISTICS:
----------------------

Issue Type:             The Class A-1,  A-2,  IO, B, C, D, E and F  Certificates
                        (the "Offered Certificates") will be offered pursuant to the Prospectus Supplement subject to completion dated
                        April 30, 1999 and  accompanying  Prospectus dated April
                        30,  1999,  and  the  Class  G,  H,  J,  K,  L,  M and N
                        Certificates are not offered hereby.

Securities Offered:     $1,060,422,756   monthly  pay,  multi-class   commercial
                        mortgage REMIC Pass-Through Certificates, including five fixed-rate principal and interest Classes (Classes A-1, A-2, B, C, and D), two variable rate principal and interest Classes (Classes E and F) and one variable rate interest only Class (Class IO). Classes C and D will be capped at the Weighted Average Net Mortgage Rate. The
                        Offered Certificates have not been previously offered to the public.

Collateral:             The collateral  consists of a $1,181,529,534 pool of 223
                        fixed-rate commercial and multifamily Mortgage Loans, of
                        which 196 are conduit loans consisting of $1,102,723,952
                        or  93.33%  of the  pool  of  mortgage  loans  as of the
                        Cut-Off  Date  and  27  are  CTL  loans   consisting  of
                        $78,805,582 or 6.67% of the pool of mortgage loans as of the Cut-Off Date.

Loan Sellers:           First Union National Bank and The Chase Manhattan Bank.

Co-Lead Managers:       Chase Securities Inc. and First Union Capital Markets.

Co-Manager:             J.P. Morgan Securities Inc.

Master Servicer:        First Union National Bank.

Special Servicer:       Banc One Mortgage Capital Markets, LLC.

Trustee:                Norwest Bank Minnesota, National Association.

Expected Settle Date:   May 20, 1999.

Distribution Dates:     The 15th of each month. The first  Distribution  Date on
                        which investors will be entitled to distributions will be in June, 1999.

Minimum Denominations:  $10,000 for the Class A-1 and Class A-2,  Class B, Class
                        C, Class D, Class E and Class F Certificates. $1,000,000 for the Class IO.

ERISA Considerations:   Class A-1,  A-2 and IO  Certificates  are expected to be
                        ERISA eligible.

SMMEA Eligibility:      Class A-1, A-2, IO and B Certificates are expected to be
                        SMMEA eligible.

Risk Factors:           THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE
                        SUITABLE  FOR  ALL  INVESTORS.  SEE THE  "RISK  FACTORS"
                        SECTION OF PROSPECTUS  SUPPLEMENT AND THE "RISK FACTORS"
                        SECTION OF THE PROSPECTUS.

Rating Agencies:        Fitch IBCA, Inc. and Moody's Investors Service, Inc.

STRUCTURAL CHARACTERISTICS:
---------------------------

The Offered Certificates (other than the Class E, F and IO Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class C and D Certificates are capped at the Weighted Average Net Mortgage Rate. The Class E, F and IO Certificates will accrue interest at variable rates as discussed in the Prospectus Supplement. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


     PRIORITY OF CASH FLOWS:







                                  [GRAPHIC]







     Notes:  (1) The Class A-1, A-2 and IO Certificates will be paid interest on a pro rata basis.

             (2) The above  analysis is based on  Assumptions  described  in the
                 Prospectus Supplement.

---------------------------------------

Interest Distributions: Each  Class of  Certificates  (other  than the  Class IO
                        Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such Class during the prior calendar month. The Class IO Certificates will be entitled on each Distribution Date to the aggregate interest accrued on each of its components during the prior calendar month.

Pass-Through Rates:     Class A-1:  [ __ ]%
                        Class A-2:  [ __ ]%
                        Class IO:   Variable  interest  rate as described in the
                                    Prospectus Supplement.
                        Class B:    [ __ ]%
                        Class C*:   [ __ ]%
                        Class D*:   [ __ ]%
                        Class E:    [ __ ]% Net WAC - 5bps
                        Class F:    [ __ ]% Net WAC - 5bps
                        Class G:    [ __ ]%
                        Class H:    [ __ ]%
                        Class J:    [ __ ]%
                        Class K:    [ __ ]%
                        Class L:    [ __ ]%
                        Class M:    [ __ ]%
                        Class N:    [ __ ]%

                        * Subject to a Net WAC Cap

Principal
Distributions:          Principal will be distributed on each  Distribution Date
                        to  the   Class  of   Principal   Balance   Certificates
                        outstanding,  with the  earliest  alphabetical/numerical
                        Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate
                        Balances of the Class B through Class N Certificates are reduced to zero payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:             All    Prepayment    Premiums   are    distributed    to
                        Certificateholders  on the  Distribution  Date following
                        the collection period in which the prepayment  occurred.
                        On  each   Distribution   Date,  a  percentage   of  all
                        Prepayment Premiums will be allocated to each class of certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution such Class receives out of the entire Principal Distribution amount for such distribution date, and (b) 25%. The remaining percentage of all prepayment premiums will be allocated to the Class IO Certificates.

Yield Maintenance
Charges Allocation:     All  Yield   Maintenance   Charges  are  distributed  to
                        Certificateholders  on the  Distribution  Date following
                        the collection period in which the prepayment  occurred.
                        On each  Distribution  Date,  the  holders of each class
                        then  entitled  to  principal   distributions   will  be
                        entitled to an amount of Yield Maintenance Charges equal
                        to  the   product  of  (a)  the  amount  of  such  Yield
                        Maintenance Charges,  multiplied by (b) a fraction,  the
                        numerator  of which is equal to the  excess,  if any, of
                        the   Pass-Through   Rate  of  such   Class  of  Offered
                        Certificates  over the relevant  Discount  Rate, and the
                        denominator of which is equal to the excess,  if any, of
                        the Mortgage Rate of the prepaid  Mortgage Loan over the
                        relevant  Discount  Rate,  multiplied by (c) a fraction,
                        the  numerator  of  which  is  equal  to the  amount  of
                        principal   distributable   on   such   class   on  such
                        Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution
                        Date.

Yield Maintenance
Charge Allocation
Example: A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following reflects that method:

                        General Yield Maintenance Charge Allocation Example:
                        ----------------------------------------------------
                        Assuming the structure presented in this Term Sheet and the following assumptions:

                        Assume prepayment occurs on April 1, 2001.

                        Assume only Class A-1 will be receiving principal at the time of this prepayment.

                        Mortgage Loan characteristics of hypothetical loan being prepaid:

                               Balance: $10,000.000
                               Coupon: 8.00%
                               Scheduled Maturity: 8 years (April 1, 2007)
                               Yield Maintenance Charge Payable:  $500,000

                        Treasury Yield (monthly):  5.00%

                        Certificate Characteristics:  Class A-1 Coupon:  6.00%

                        Discount Rate Fraction Calculation:

                                                                       Class A-1                      Class IO
                                                                       ---------                      --------

                         (Class A-1 Coupon -
                        Discount Rate)/(Gross                    6.00% - 5.00%
                           Mortgage Rate -                     -----------------  = 33.33%
                         Reinvestment Yield)                     8.00% - 5.00%


                          Percent of Premium                                                      100.00% - 33.33% =
                          allocated to Class                        33.33%                              66.67%


                             YM Allocated                          $166,667                            $333,333

Credit Enhancement:     Each Class of Certificates,  other than Classes A-1, A-2
                        and IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and (ii) each other
                        Class with an earlier alphabetical Class designation.

Advancing:              The  Master  Servicer  and  the  Trustee  will  each  be
                        obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Realized Losses and
Expense Losses:         Realized Losses and Additional  Trust Fund Expenses,  if
                        any, will be allocated to the Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E,
                        Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.

Prepayment Interest
Shortfalls:             For any Distribution Date, any Net Aggregate  Prepayment
                        Interest  Shortfall  for  such  Distribution  Date  will
                        generally be allocated on a pro rata basis to each Class
                        of  Certificates  (other than Class IO) in proportion to
                        its entitlement to interest.  The Master  Servicer's fee
                        up to a Master Servicing Fee Rate of 0.03% per annum and
                        all accrued income earned by the Master  Servicer on any
                        voluntary   principal   prepayment  in  the   applicable
                        collection period shall be offset against any Prepayment
                        Interest Shortfall.

Appraisal Reductions:   An appraisal  reduction generally will be created in the
                        amount,  if any,  by which the  Principal  Balance  of a
                        Specially  Serviced  Mortgage  Loan (plus other  amounts
                        overdue in connection with such loan) exceeds 90% of the
                        appraised value of the related Mortgaged  Property.  The
                        Appraisal  Reduction Amount will reduce  proportionately
                        the  amount  of  P&I  Advances  for  such  loan,   which
                        reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                        An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:      The  Controlling   Class  will  generally  be  the  most
                        subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal
                        Balance Certificates.

Special Servicer:       The Pooling and Servicing  Agreement permits the Special
                        Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so subject to certain limitations.

Optional Termination:   The  Depositor,   the  Master   Servicer,   the  Special
                        Servicer, and certain  Certificateholders  will have the
                        option  to  purchase,  in  whole  but not in  part,  the
                        remaining   assets   of  the   Trust  on  or  after  the
                        Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans
                        (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Reports to
Certificateholders:     The   Trustee   will   prepare   and   deliver   monthly
                        Certificateholder  Reports.  The Special  Servicer  will
                        prepare  and  deliver to the  Trustee a monthly  Special
                        Servicer Report summarizing the status of each Specially
                        Serviced  Mortgage  Loan.  The Master  Servicer  and the
                        Special Servicer will prepare and deliver to the Trustee
                        an annual report setting forth,  among other things, the
                        debt service  coverage ratios for each Mortgage Loan, as
                        available.  Each of the reports will be available to the
                        Certificateholders.   A  Report  containing  information
                        regarding   the   Mortgage   Loans  will  be   available
                        electronically.

COLLATERAL CHARACTERISTICS:
---------------------------

Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $1,181,529,534 pool of 223 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 38 states, with a weighted average Mortgage Rate of 7.35% and a weighted average remaining term to maturity of 128 months. See the Prospectus Supplement for more detailed collateral information.

                        Initial Pool Balance:           $1,181,529,534
                        Number of Loans:                223
                        Gross WAC:                      7.35%
                        Original WAM:                   134
                        Remaining WAM:                  128
                        Average Loan Balance:           $5,298,339
                        WA DSCR*:                       1.36x
                        WA Cut-off Date LTV Ratio*:     71.17%
                        -------------
                        *Excluding CTL Loans


                                                                        WTD. AVE.     WTD. AVE.
                            NUMBER        CUT-OFF         CUT-OFF       MORTGAGE      REMAINING     WTD. AVE.   WTD. AVE.
     PROPERTY TYPE         OF LOANS     BALANCE ($)     BALANCE (%)     RATE (%)      TERM (MOS)    DSCR(X)**    LTV(%)**
     -------------         --------     -----------     -----------     --------      ----------    ---------   ---------
      Multifamily             62        365,399,773        30.93          7.43           124          1.25        75.71
   Retail - Anchored          55        272,579,564        23.07          7.07           120          1.38        71.90
      Hospitality             19        166,306,763        14.08          7.23           127          1.52        67.54
        Office                19        143,202,780        12.12          7.57           114          1.33        66.09
 Credit Tenant Lease(CTL)*    27         78,805,582         6.67          7.20           226          0.00         0.00
       Mixed Use               5         50,193,888         4.25          7.65           118          1.32        67.51
      Industrial              13         37,267,470         3.15          7.68           118          1.33        70.70
  Retail - Unanchored         12         31,612,142         2.68          7.67           117          1.68        64.78
      Healthcare               7         24,679,110         2.09          7.74           126          1.65        64.32
   Mobile Home Comm.           3          9,489,407         0.80          7.57           116          1.32        75.69
     Self Storage              1          1,993,054         0.17          7.38           118          1.48        71.20
                              ---     -------------       ------          ----           ---          ----        -----
Totals/Weighted Average       223     1,181,529,534       100.00          7.35           128          1.36        71.17

------------

* See page 14 of this Term Sheet and the Prospectus Supplement for a more detailed discussion of credit tenant lease loans.

** CTL Loans are excluded from these calculations.

---------------------------------------

TEN LARGEST MORTGAGE LOANS

The following tables and summaries describe the ten largest Mortgages Loans in the Mortgage Pool by Cut-Off Date Balance:

                                          TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE

                                                          PERCENTAGE OF
                                                             CUT-OFF
                              NUMBER OF    CUT-OFF DATE     DATE POOL                       MORTGAGE                  CURRENT DSC
PROPERTY NAME                PROPERTIES       BALANCE        BALANCE       PROPERTY TYPE      RATE       CURRENT LTV     RATIO
-------------                ----------    ------------   -------------    -------------    --------     -----------  -----------
Sheraton Suites Portfolio          3        $50,443,313       4.27%         Hospitality       6.75%         66.2%        1.55x
Olen Portfolio                     6         37,472,777       3.17          Mixed Use         7.61%         67.5%        1.30x
Lakeside Apartments                1         29,750,000       2.52          Multifamily       7.05%         80.0%        1.22x
Wynfrey Hotel                      1         25,263,571       2.14          Hospitality       7.40%         69.2%        1.40x
Wilshire Portfolio                 3         24,518,179       2.08          Office            8.25%         69.9%        1.23x
Hickory Lake                       1         22,492,277       1.90          Multifamily       7.65%         79.3%        1.20x
Westgate Village                   1         21,984,235       1.86          Retail            6.57%         73.3%        1.43x
1055 Washington Blvd               1         19,932,471       1.69          Office            7.72%         59.0%        1.31x
Oak Park Commons                   1         19,154,363       1.62          Retail            6.57%         74.7%        1.48x
Vista Ridge Plaza I, II &          1         18,917,890       1.60          Retail            6.57%         51.7%        1.44x
Shops                             --       ------------      -----                            ----          ----         -----
Total/Weighted Average            19       $269,929,076      22.85%                           7.21%         69.2%        1.37x


SHERATON SUITES PORTFOLIO. The Sheraton Suites Portfolio loan is secured by 3 luxury, all suite, full service hotels, two of which are fee interests and one of which is a leasehold interest. The combined hotels contain approximately 732 suites which are generally larger than traditional hotel rooms with two physically separated rooms in the suite. The properties are located in Wilmington, Delaware (approximately 228 suites), Elk Grove, Illinois (approximately 253 suites), and Dallas, Texas (approximately 251 suites). The sponsor of the borrower is Sheraton Suites Investment Limited Partnership ("SSILP"). ITT Sheraton Corporation directly or indirectly owns 24% of the limited partnership interests and the 1% general partnership interest in SSILP. ITT Sheraton Corporation is ultimately a wholly-owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc.

OLEN PORTFOLIO. The Olen Portfolio loan is secured by 5 office/industrial flex properties and 1 office building, each located in Orange County, California. The properties contain a total of 608,644 rentable square feet, ranging in size from 30,000 square feet to 186,500 square feet. As of March 1999, the properties had an aggregate occupancy of 99.3%, ranging from 97.4% to 100%. The borrower is a newly formed special purpose Nevada corporation. The sponsor of the borrower is The Olen Companies, a real estate management and development company founded in 1973. The Olen Companies currently own commercial and multifamily real estate throughout the United States, including, as of April 1999, 47 office and industrial properties located in Southern California containing in excess of three million square feet.

LAKESIDE APARTMENTS. The Lakeside Apartments loan is secured by a 461-unit luxury apartment complex located in Newnan, Georgia, which is part of the metropolitan Atlanta, Georgia area. The first phase of the complex was built in 1991 and the third and final phase, containing 200 units, was completed in March 1998. As of March 1999, Lakeside Apartments had an occupancy rate of 93.4%. The borrower is a newly formed special purpose Illinois limited partnership.

The sponsor of the borrower is an executive officer of Executive Affiliates, Inc., a real estate management and development company founded in 1966. As of April 1999, the sponsor, through various entities, owned 18 multifamily properties and 3 hotels throughout the United States.

WYNFREY  HOTEL.  The  Wynfrey  Hotel  loan is secured by the  Wynfrey  Hotel,  a full-service luxury hotel in the metropolitan Birmingham, Alabama area. In addition to the hotel's 329 guest rooms on 14 floors and approximately 27,716 square feet of meeting and banquet space, the hotel also has a 224 seat formal dining restaurant, a 221 seat casual dining restaurant, a piano bar and lounge, an outdoor swimming pool, a fitness room and a gift shop. The sponsors of the borrower are James W. Wilson, III and William B. Wilson.

WILSHIRE PORTFOLIO. The Wilshire Portfolio loan is secured by 3 properties (one fee and two leasehold interests): the Wilshire Doheny, the Wilshire Lapeer and the Wilshire Palm. Each property is a Class "A" office building located on Wilshire Boulevard in Beverly Hills, California. The properties contain a total of 207,682 rentable square feet and were 95.5% occupied as of March 1999. The sponsor of the borrowers (3 co-obligors) is Casden Properties Inc., a newly organized Maryland corporation, and a real estate investment trust sponsor.

HICKORY LAKE. The Hickory Lake loan is secured by a 726 unit apartment complex built in 1969 and was renovated between 1994 and 1996. The complex is located in Atlanta, Georgia and consists of three separate phases: The Arbors at Hickory Lake, The Meadows at Hickory Lake and The Gardens at Hickory Lake. The sponsor of the borrower is The Pinnacle Companies which was formed in 1976 and owns multifamily properties containing 3,094 units in Georgia, South Carolina and Florida.

WESTGATE VILLAGE. The Westgate Village loan is secured by a 342,853 square foot retail center comprised of two single-story, free-standing buildings, located in Amarillo, Texas. The north building contains 142,808 square feet and is 100% leased to Builders Square and Circuit City. The south building contains 200,045 square feet, is 93.4% leased to seven tenants, and is anchored by K-Mart, PetsMart and Office Max. The sponsor of the borrower is the Kimco Realty Corporation, a publicly traded owner and operator of neighborhood and community shopping centers. As of April 1999, Kimco Realty Corporation's portfolio was comprised of 445 property interests totaling approximately 58.0 million square feet of gross leasable area located in 40 states.

1055 WASHINGTON BLVD. The 1055 Washington Boulevard loan is secured by a leasehold interest in a ten-story, class "A" office building containing 181,360 rentable square feet, located in Stamford, Connecticut. The property was 92.2% occupied as of September 1998. The sponsors of the borrowers are Robert C. Elder and Raymond W. Miller.

OAK PARK COMMONS. The Oak Park Commons loan is secured by a 136,939 square foot, one-story neighborhood shopping center located in South Plainfield, New Jersey. The center was completed in April 1998 and is anchored by A&P, Sears and CVS. As of October 1998, the center was 100% occupied. The sponsor of the borrower is the Kimco Realty Corporation, which is described above under the summary of the Westgate Village loan.

VISTA RIDGE PLAZA I, II & SHOPS. The Vista Ridge Plaza I, II and Shops loan is secured by 290,227 square feet of community shopping center space located in Lewisville, Texas. The center was developed in three phases between 1996 and 1998. The center is anchored by Homeplace, BabiesRUs and Drug Emporium and 100% occupied as of September 1998. The sponsor of the borrower is the Kimco Realty Corporation, which is described above under the summary of the Westgate Village loan.

Call Protection:        100%  of the  Mortgage  Loans  contain  call  protection
                        provisions. The weighted average lockout and defeasance period for all loans is 9.75 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity. 208 of the Mortgage Loans, or approximately 90.53% of the Cut-Off
                        Date Pool Balance, require defeasance.

Prepayment Premiums:

                                              PERCENT OF REMAINING BALANCE ANALYSIS*

    PREPAYMENT
     PREMIUM                 MAY-99    MAY-00     MAY-01    MAY-02     MAY-03     MAY-04     MAY-05    MAY-06     MAY-07    MAY-08
    ----------               ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
Lock-out/Defeasance          100.00    100.00      95.20     90.99      89.96      89.89      89.92     89.81      89.64     83.84
         YM                    0.00      0.00       4.80      9.01      10.04      10.11      10.08     10.19      10.36      6.31
                             ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
     SUB TOTAL               100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00     100.00     90.15

        5.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        4.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        3.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        2.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        1.5%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.18
        1.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        Open                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      9.67
                             ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
       TOTAL                 100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00     100.00    100.00

       ------------

       *  Numbers represent percentage of outstanding balance as of the date indicated

---------------------------------------
CUT-OFF DATE BALANCES ($)
-------------------------

                                  Number of       Cut-off Date      Percent of
                                    Loans          Balance ($)        Balance
                                  ---------       ------------      ----------

less than or equal to 2,000,000        65            90,819,045         7.69
    2,000,001 -  4,000,000             63           175,192,284        14.83
    4,000,001 -  6,000,000             39           187,261,792        15.85
    6,000,001 -  8,000,000             17           115,449,163         9.77
    8,000,001 - 10,000,000              9            81,926,493         6.93
   10,000,001 - 15,000,000             15           178,506,619        15.11
   15,000,001 - 20,000,000              8           140,449,787        11.89
   20,000,001 - 25,000,000              3            68,994,691         5.84
   25,000,001 - 30,000,000              2            55,013,571         4.66
   35,000,001 - 40,000,000              1            37,472,777         3.17
   greater than 40,000,000              1            50,443,313         4.27
                                      ---      ----------------       ------
TOTAL:                                223         1,181,529,534       100.00
Min:  412,861                           Average: 5,298,339      Max: 50,443,313


MORTGAGE RATES (%)
------------------

                    Number of     Cut-off Date      Percent of
                      Loans       Balance ($)         Balance
                    ---------     ------------      ----------
  less than 7.000       39         277,347,969           23.47
   7.000 - 7.499        94         408,883,654           34.61
   7.500 - 7.999        63         395,790,649           33.50
   8.000 - 8.499        19          72,789,220            6.16
   8.500 - 8.999         5          19,852,801            1.68
 greater than 8.999      3           6,865,241            0.58
                       ---       -------------          ------
TOTAL:                 223       1,181,529,534          100.00
Min:  6.125             Average: 7.350             Max:  9.500


PROPERTY TYPES                                                           STATES
--------------                                                           ------

                         Number of     Cut-off Date     Percent of               Number of     Cut-off Date   Percent of
                           Loans       Balance ($)        Balance                Properties    Balance ($)      Balance
                         ---------     ------------     ----------               ----------    ------------   ----------
    Multifamily              62          365,399,773         30.93       CA         40          152,100,762       12.87
 Retail - Anchored           55          272,579,564         23.07       GA         17          114,892,601        9.72
    Hospitality              19          166,306,763         14.08       TX         14           85,621,908        7.25
      Office                 19          143,202,780         12.12       FL         21           81,138,219        6.87
        CTL                  27           78,805,582          6.67       NC         21           74,332,885        6.29
     Mixed Use               5            50,193,888          4.25       NY         16           68,164,832        5.77
    Industrial               13           37,267,470          3.15       PA         9            64,406,238        5.45
Retail - Unanchored          12           31,612,142          2.68       NJ         7            55,447,497        4.69
    Healthcare               7            24,679,110          2.09       CT         6            53,249,911        4.51
        MHC                  3             9,489,407          0.80       VA         19           38,716,224        3.28
   Self Storage              1             1,993,054          0.17      Other       90          393,458,458       33.30
                            ---        -------------        ------                  ---       -------------      ------
TOTAL:                      223        1,181,529,534        100.00      TOTAL:      260       1,181,529,534      100.00

---------------------------------------

DSCRS (X) (EXCLUDING CTLS)                                           CUT-OFF DATE LTVS (EXCLUDING CTLS)
--------------------------                                           ----------------------------------

                   Number of      Cut-off Date     Percent of                            Number       Cut-off Date      Percent of
                     Loans           Balance       Balance                              of Loans         Balance          Balance
                   ---------      ------------     ----------                           --------      ------------      ----------
  less than 1.20        4            15,033,915         1.36          less than 40.01       1            3,480,963           0.32
   1.20 - 1.29         67           436,777,607        39.61           40.01 - 50.00        3           11,992,981           1.09
   1.30 - 1.39         69           268,683,401        24.37           50.01 - 60.00       13           91,332,843           8.28
   1.40 - 1.49         30           218,423,143        19.81           60.01 - 70.00       68          325,113,818          29.48
   1.50 - 1.59         12           109,384,045         9.92           70.01 - 80.00      107          634,869,782          57.57
   1.60 - 1.69          6            24,351,105         2.21           80.01 - 85.00        2           20,704,234           1.88
greater than 1.69       8            30,070,736         2.73          greater than or
                      ---         -------------       ------          equal to 85.01        2           15,229,332           1.38
                                                                                          ---        -------------         ------
TOTAL:                196         1,102,723,952       100.00        TOTAL:                196        1,102,723,952         100.00
Min:  1.14                  Average: 1.36         Max:  4.42        Min:  23.70                 Average: 71.17          Max: 100.20

------------                                                        -------------
*The Loan with a DSC Ratio of 1.14x is part of a group of           *The Loan with a 100.16% LTV Ratio is part of a group of cross-
cross-collateralized Mortgage Loans with a weighted average         collateralized Mortgage Loans with a weighted average Cut-Off
Cut-Off Date DSC Ratio of 1.49x.                                    Date LTV Ratio of 68.1%.

ORIGINAL TERMS TO STATED MATURITY (MOS)                              REMAINING TERMS TO STATED MATURITY (MOS)
---------------------------------------                              ----------------------------------------

                   Number of      Cut-off Date     Percent of                            Number       Cut-off Date      Percent of
                     Loans          Balance         Balance                             of Loans         Balance         Balance
                   ---------      ------------     ----------                           --------      ------------      ----------
  less than 84          3            26,290,235         2.23           less than 84         3           26,290,235           2.23
    85 - 132          152           984,560,707        83.33              85 - 120        151          972,560,707          82.31
   133 - 156           26            33,261,342         2.82             121 - 156         27           45,261,342           3.83
   157 - 180            8            29,407,345         2.49             157 - 180          8           29,407,345           2.49
   181 - 216            6            21,794,383         1.84             181 - 228          8           25,150,745           2.13
   217 - 240           11            40,493,756         3.43             241 - 252         17           60,322,292           5.11
   241 - 264           13            37,994,143         3.22             253 - 300          7           19,475,845           1.65
greater than 264        4             7,727,623         0.65          greater than 300      2            3,061,022           0.26
                      ---         -------------       ------                              ---        -------------         ------
TOTAL:                223         1,181,529,534       100.00        TOTAL:                223        1,181,529,534         100.00
Min:  60                  Average: 134             Max:  360        Min:  56                  Average: 128            Max:    357


ORIGINAL AMORTIZATION TERMS (MOS)                                      REMAINING AMORTIZATION TERMS (MOS)
---------------------------------                                      ----------------------------------

                   Number of       Cut-off Date     Percent of                          Number        Cut-off Date      Percent of
                     Loans          Balance ($)      Balance                            of Loans       Balance ($)        Balance
                   ---------       ------------     ----------                          --------      ------------      ----------

 less than 180          4            10,867,410         0.92           less than 180        4           10,867,410           0.92
   181 - 240           20            61,961,248         5.24             181 - 240         22           67,081,369           5.68
   241 - 252            2             5,120,121         0.43             241 - 252          6           18,064,778           1.53
   253 - 264            6            18,064,778         1.53             253 - 264          6           21,794,383           1.84
   265 - 288            7            27,239,514         2.31             265 - 276          1            5,445,132           0.46
   289 - 300           62           265,660,461        22.48             277 - 288          3           11,200,848           0.95
   301 - 324            3             8,510,710         0.72             289 - 324         64          267,883,666          22.67
greater than 324      119           784,105,292        66.36          greater than 324    117          779,191,949          65.95
                      ---         -------------       ------                              ---        -------------         ------
TOTAL:                223         1,181,529,534       100.00        TOTAL:                223        1,181,529,534         100.00
Min: 171                  Average: 333             Max:  360        Min:  163                 Average: 328            Max:    360

COLLATERAL CHARACTERISTICS (CONTINUED):
---------------------------------------

Credit Tenant
Lease Loans:            Credit  Tenant  Lease Loans are secured by  mortgages on
                        properties  which  are  leased  (each a  "Credit  Tenant
                        Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table.
                        Scheduled  monthly rent payments under the Credit Tenant
                        Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease
                        Loans.

                        The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                        (i)   the  Tenant  is  obligated   to  continue   making
                              payments;

                        (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on related Credit Tenant Lease Loan; or

                        (iii) the  Trustee  on behalf of the  Certificateholders
                              will have the benefit of certain non-cancelable credit lease enhancement insurance policies obtained to cover certain casualty and/or condemnation risks.

                              Approximately 6.67% of the Mortgage Loans are Credit Tenant Lease Loans.

---------------------------------------

Unless otherwise indicated, such ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by Moody's and Standard & Poor's respectively.

                                                                                        Cut-Off Date    S&P      Moody's  Lease Type
        Property Name                   Guarantor/Tenant          Property Type           Balances     Rating    Rating    Code(1)

Circuit City Norwalk 444             Circuit City Stores Inc.     Electronics Store        7,898,702  Private                  NN
CVS Greenville Old Buncombe          CVS Corporation              Drug Store               1,306,853     A         A3          NN
CVS Lansdowne Hollins Ferry          CVS Corporation              Drug Store               1,831,525     A         A3          NN
CVS Yarmouth Main                    CVS Corporation              Drug Store               2,556,250     A         A3          NN
CVS Rocky Mount                      CVS Corporation              Drug Store               1,520,209     A         A3          NN
                                                                                          ----------
                       TOTAL CVS                                                           7,214,837

Eagle Davenport Locust               Eagle Food Centers, Inc.     Grocery Store            4,085,191     B+        B2          NNN
Eckerd Oveido Red Bug Lake           Eckerd Corporation           Drug Store               2,418,557              Baa1         NNN
Eckerd Ferber Tallahassee            Eckerd Corporation           Drug Store               1,836,154              Baa1         NNN
Eckerd, Tarboro                      Eckerd Corporation           Drug Store               1,690,369              Baa1         NN
                                                                                          ----------
                    TOTAL ECKERD                                                           5,945,080

IHOP Rock Hill North Cherry          IHOP Corporation             Restaurant               1,389,770       Private(2)          NNN
Motel 6 1081 Little Rock (W)         Accor SA                     Limited Service          4,043,344    BBB                    B
Motel 6 1115 Raleigh                 Accor SA                     Limited Service          6,235,064    BBB                    B
Motel 6 1129 Hilton Head             Accor SA                     Limited Service          4,232,286    BBB                    B
Motel 6 202 Lumberton                Accor SA                     Limited Service          1,039,177    BBB                    B
Motel 6 608 Mobile                   Accor SA                     Limited Service          3,079,744    BBB                    B
Motel 6 740 Reno Sparks              Accor SA                     Limited Service          3,164,767    BBB                    B
                                                                                          ----------
                   TOTAL MOTEL 6                                                          21,794,383

Rite Aid - Holland                   Rite Aid Corporation         Drug Store               2,764,695    BBB+      Baa1         B
Rite Aid - Ironton                   Rite Aid Corporation         Drug Store               2,385,499    BBB+      Baa1         B
Rite Aid - Commerce Turnpike         Rite Aid Corporation         Drug Store               3,046,015    BBB+      Baa1         B
Rite Aid - Claremont                 Rite Aid Corporation         Drug Store               2,527,844    BBB+      Baa1         B
                                                                                          ----------
                  TOTAL RITE AID                                                          10,724,053

Southland Ormond Beach Nova          The Southland Corporation    Convenience Store        1,068,620    BB+        Ba1         NN
Staples York Loucks Road             Staples, Inc.                Office Supplies          2,647,603    BBB-      Baa2         NN
Walgreen Franklin Fieldstone         Walgreen Company             Drug Store               2,563,871     A+        Aa3         NN
Walgreen Duncanville Wheatland       Walgreen Company             Drug Store               2,550,305     A+        Aa3         NN
Walgreens at Silver Lakes            Walgreen Company             Drug Store               2,672,432     A+        Aa3         NN
Walgreen Colleyville                 Walgreen Company             Drug Store               2,805,603     A+        Aa3         NN
                                                                                          ----------
                 TOTAL WALGREENS                                                          10,592,211

Winn Dixie Chesapeake Cedar          Winn-Dixie Stores, Inc.      Grocery Store            5,445,132     A2        P2          NNN
                                                                               Total:     78,805,582

------------

Unless otherwise indicated, such ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by Moody's and Standard & Poor's respectively.


Notes: (1)  "NNN" means triple net lease; "NN" means double net lease, "B" means bond-type lease.

       (2)  Private rating; disclosure not available

CHASE SECURITIES INC.                            FIRST  UNION  CAPITAL MARKETS

                               J.P. MORGAN & CO.

[LOGO] CHASE                                                       FIRST UNION


                                NEW CMBS ISSUE
                            PRELIMINARY TERM SHEET



                             --------------------

                                $1,060,422,756
                                 (Approximate)


                             OFFERED CERTIFICATES


               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-C2




        First Union Commercial Mortgage Securities, Inc., as Depositor
                 First Union National Bank, as Master Servicer

                             --------------------

                First Union National Bank, Mortgage Loan Seller
                The Chase Manhattan Bank, Mortgage Loan Seller



CHASE SECURITIES INC.           J.P. MORGAN          FIRST UNION CAPITAL MARKETS

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO] CHASE SECURITIES INC.                                         FIRST UNION


                     STRUCTURAL AND COLLATERAL TERM SHEET
                     ------------------------------------

               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999-C2

                                $1,060,422,756
                                 (Approximate)
                             OFFERED CERTIFICATES







                                   [GRAPHIC]







% OF MORTGAGE POOL BY CUT-OFF DATE BALANCE

               FIRST UNION NATIONAL BANK - CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-C2







             CUT-OFF DATE        CUT-OFF DATE
              CERTIFICATE       SUBORDINATION          RATING           AVERAGE        PRINCIPAL       PASS-THROUGH
 CLASS        BALANCE(1)            LEVEL          (MOODY'S/FITCH)   LIFE(YRS.)(3)    WINDOW(3)(4)        RATE(5)
 -----       ------------       -------------      ---------------   -------------    ------------     ------------
  A-1         203,500,000           25.75%             Aaa/AAA            5.39        Jun99-Jun08       Fixed Rate
  A-2         673,785,678           25.75%             Aaa/AAA            9.59        Jun08-Apr09       Fixed Rate
  IO       1,181,529,533(2)          ---               Aaa/AAA            N/A         Jun99-Feb29      Variable Rate
   B          47,261,182            21.75%             Aa2/AA             9.90        Apr09-Apr09       Fixed Rate
   C          62,030,300            16.50%              A2/A              9.91        Apr09-May09      Fixed Rate(6)
   D          14,769,120            15.25%              A3/A-             9.99        May09-May09      Fixed Rate(6)
   E          41,353,533            11.75%            Baa2/BBB            9.99        May09-May09      Variable Rate
   F          17,722,943            10.25%            Baa3/BBB-          10.19        May09-Sep09      Variable Rate
 G(7)         41,353,534             6.75%               ---              ---             ---           Fixed Rate
 H(7)         11,815,295             5.75%               ---              ---             ---           Fixed Rate
 J(7)         11,815,296             4.75%               ---              ---             ---           Fixed Rate
 K(7)         11,815,295             3.75%               ---              ---             ---           Fixed Rate
 L(7)         11,815,295             2.75%               ---              ---             ---           Fixed Rate
 M(7)         11,815,296             1.75%               ---              ---             ---           Fixed Rate
 N(7)         20,676,766             ---                 ---              ---             ---           Fixed Rate

--------------
(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2)  Represents the notional amount.
(3)  Based on Assumptions described in the Prospectus Supplement.
(4) Principal Window is the period during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Assumptions.
(5) Other than the Class E, F and IO Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class E, F and IO Certificates will accrue interest at variable rates as described in the Prospectus Supplement. The pass-through rates shown are only for indicative purposes. The final pass-through rates will be determined at pricing.
(6)  Capped at the Weighted Average Net Mortgage Rate.
(7)  Not offered hereby.

ISSUE CHARACTERISTICS:
----------------------

Issue Type:             The Class A-1,  A-2,  IO, B, C, D, E and F  Certificates
                        (the "Offered Certificates") will be offered pursuant to the Prospectus Supplement subject to completion dated
                        April 30, 1999 and  accompanying  Prospectus dated April
                        30,  1999,  and  the  Class  G,  H,  J,  K,  L,  M and N
                        Certificates are not offered hereby.

Securities Offered:     $1,060,422,756   monthly  pay,  multi-class   commercial
                        mortgage REMIC Pass-Through Certificates, including five fixed-rate principal and interest Classes (Classes A-1, A-2, B, C, and D), two variable rate principal and interest Classes (Classes E and F) and one variable rate interest only Class (Class IO). Classes C and D will be capped at the Weighted Average Net Mortgage Rate. The
                        Offered Certificates have not been previously offered to the public.

Collateral:             The collateral  consists of a $1,181,529,534 pool of 223
                        fixed-rate commercial and multifamily Mortgage Loans, of
                        which 196 are conduit loans consisting of $1,102,723,952
                        or  93.33%  of the  pool  of  mortgage  loans  as of the
                        Cut-Off  Date  and  27  are  CTL  loans   consisting  of
                        $78,805,582 or 6.67% of the pool of mortgage loans as of the Cut-Off Date.

Loan Sellers:           First Union National Bank and The Chase Manhattan Bank.

Co-Lead Managers:       Chase Securities Inc. and First Union Capital Markets.

Co-Manager:             J.P. Morgan Securities Inc.

Master Servicer:        First Union National Bank.

Special Servicer:       Banc One Mortgage Capital Markets, LLC.

Trustee:                Norwest Bank Minnesota, National Association.

Expected Settle Date:   May 20, 1999.

Distribution Dates:     The 15th of each month. The first  Distribution  Date on
                        which investors will be entitled to distributions will be in June, 1999.

Minimum Denominations:  $10,000 for the Class A-1 and Class A-2,  Class B, Class
                        C, Class D, Class E and Class F Certificates. $1,000,000 for the Class IO.

ERISA Considerations:   Class A-1,  A-2 and IO  Certificates  are expected to be
                        ERISA eligible.

SMMEA Eligibility:      Class A-1, A-2, IO and B Certificates are expected to be
                        SMMEA eligible.

Risk Factors:           THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE
                        SUITABLE  FOR  ALL  INVESTORS.  SEE THE  "RISK  FACTORS"
                        SECTION OF PROSPECTUS  SUPPLEMENT AND THE "RISK FACTORS"
                        SECTION OF THE PROSPECTUS.

Rating Agencies:        Fitch IBCA, Inc. and Moody's Investors Service, Inc.

STRUCTURAL CHARACTERISTICS:
---------------------------

The Offered Certificates (other than the Class E, F and IO Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class C and D Certificates are capped at the Weighted Average Net Mortgage Rate. The Class E, F and IO Certificates will accrue interest at variable rates as discussed in the Prospectus Supplement. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


     PRIORITY OF CASH FLOWS:







                                  [GRAPHIC]







     Notes:  (1) The Class A-1, A-2 and IO Certificates will be paid interest on a pro rata basis.

             (2) The above  analysis is based on  Assumptions  described  in the
                 Prospectus Supplement.

---------------------------------------

Interest Distributions: Each  Class of  Certificates  (other  than the  Class IO
                        Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such Class during the prior calendar month. The Class IO Certificates will be entitled on each Distribution Date to the aggregate interest accrued on each of its components during the prior calendar month.

Pass-Through Rates:     Class A-1:  [ __ ]%
                        Class A-2:  [ __ ]%
                        Class IO:   Variable  interest  rate as described in the
                                    Prospectus Supplement.
                        Class B:    [ __ ]%
                        Class C*:   [ __ ]%
                        Class D*:   [ __ ]%
                        Class E:    [ __ ]% Net WAC - 5bps
                        Class F:    [ __ ]% Net WAC - 5bps
                        Class G:    [ __ ]%
                        Class H:    [ __ ]%
                        Class J:    [ __ ]%
                        Class K:    [ __ ]%
                        Class L:    [ __ ]%
                        Class M:    [ __ ]%
                        Class N:    [ __ ]%

                        * Subject to a Net WAC Cap

Principal
Distributions:          Principal will be distributed on each  Distribution Date
                        to  the   Class  of   Principal   Balance   Certificates
                        outstanding,  with the  earliest  alphabetical/numerical
                        Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate
                        Balances of the Class B through Class N Certificates are reduced to zero payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:             All    Prepayment    Premiums   are    distributed    to
                        Certificateholders  on the  Distribution  Date following
                        the collection period in which the prepayment  occurred.
                        On  each   Distribution   Date,  a  percentage   of  all
                        Prepayment Premiums will be allocated to each class of certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution such Class receives out of the entire Principal Distribution amount for such distribution date, and (b) 25%. The remaining percentage of all prepayment premiums will be allocated to the Class IO Certificates.

Yield Maintenance
Charges Allocation:     All  Yield   Maintenance   Charges  are  distributed  to
                        Certificateholders  on the  Distribution  Date following
                        the collection period in which the prepayment  occurred.
                        On each  Distribution  Date,  the  holders of each class
                        then  entitled  to  principal   distributions   will  be
                        entitled to an amount of Yield Maintenance Charges equal
                        to  the   product  of  (a)  the  amount  of  such  Yield
                        Maintenance Charges,  multiplied by (b) a fraction,  the
                        numerator  of which is equal to the  excess,  if any, of
                        the   Pass-Through   Rate  of  such   Class  of  Offered
                        Certificates  over the relevant  Discount  Rate, and the
                        denominator of which is equal to the excess,  if any, of
                        the Mortgage Rate of the prepaid  Mortgage Loan over the
                        relevant  Discount  Rate,  multiplied by (c) a fraction,
                        the  numerator  of  which  is  equal  to the  amount  of
                        principal   distributable   on   such   class   on  such
                        Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution
                        Date.

Yield Maintenance
Charge Allocation
Example: A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following reflects that method:

                        General Yield Maintenance Charge Allocation Example:
                        ----------------------------------------------------
                        Assuming the structure presented in this Term Sheet and the following assumptions:

                        Assume prepayment occurs on April 1, 2001.

                        Assume only Class A-1 will be receiving principal at the time of this prepayment.

                        Mortgage Loan characteristics of hypothetical loan being prepaid:

                               Balance: $10,000.000
                               Coupon: 8.00%
                               Scheduled Maturity: 8 years (April 1, 2007)
                               Yield Maintenance Charge Payable:  $500,000

                        Treasury Yield (monthly):  5.00%

                        Certificate Characteristics:  Class A-1 Coupon:  6.00%

                        Discount Rate Fraction Calculation:

                                                                       Class A-1                      Class IO
                                                                       ---------                      --------

                         (Class A-1 Coupon -
                        Discount Rate)/(Gross                    6.00% - 5.00%
                           Mortgage Rate -                     -----------------  = 33.33%
                         Reinvestment Yield)                     8.00% - 5.00%


                          Percent of Premium                                                      100.00% - 33.33% =
                          allocated to Class                        33.33%                              66.67%


                             YM Allocated                          $166,667                            $333,333

Credit Enhancement:     Each Class of Certificates,  other than Classes A-1, A-2
                        and IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and (ii) each other
                        Class with an earlier alphabetical Class designation.

Advancing:              The  Master  Servicer  and  the  Trustee  will  each  be
                        obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Realized Losses and
Expense Losses:         Realized Losses and Additional  Trust Fund Expenses,  if
                        any, will be allocated to the Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E,
                        Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.

Prepayment Interest
Shortfalls:             For any Distribution Date, any Net Aggregate  Prepayment
                        Interest  Shortfall  for  such  Distribution  Date  will
                        generally be allocated on a pro rata basis to each Class
                        of  Certificates  (other than Class IO) in proportion to
                        its entitlement to interest.  The Master  Servicer's fee
                        up to a Master Servicing Fee Rate of 0.03% per annum and
                        all accrued income earned by the Master  Servicer on any
                        voluntary   principal   prepayment  in  the   applicable
                        collection period shall be offset against any Prepayment
                        Interest Shortfall.

Appraisal Reductions:   An appraisal  reduction generally will be created in the
                        amount,  if any,  by which the  Principal  Balance  of a
                        Specially  Serviced  Mortgage  Loan (plus other  amounts
                        overdue in connection with such loan) exceeds 90% of the
                        appraised value of the related Mortgaged  Property.  The
                        Appraisal  Reduction Amount will reduce  proportionately
                        the  amount  of  P&I  Advances  for  such  loan,   which
                        reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                        An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:      The  Controlling   Class  will  generally  be  the  most
                        subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal
                        Balance Certificates.

Special Servicer:       The Pooling and Servicing  Agreement permits the Special
                        Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so subject to certain limitations.

Optional Termination:   The  Depositor,   the  Master   Servicer,   the  Special
                        Servicer, and certain  Certificateholders  will have the
                        option  to  purchase,  in  whole  but not in  part,  the
                        remaining   assets   of  the   Trust  on  or  after  the
                        Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans
                        (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Reports to
Certificateholders:     The   Trustee   will   prepare   and   deliver   monthly
                        Certificateholder  Reports.  The Special  Servicer  will
                        prepare  and  deliver to the  Trustee a monthly  Special
                        Servicer Report summarizing the status of each Specially
                        Serviced  Mortgage  Loan.  The Master  Servicer  and the
                        Special Servicer will prepare and deliver to the Trustee
                        an annual report setting forth,  among other things, the
                        debt service  coverage ratios for each Mortgage Loan, as
                        available.  Each of the reports will be available to the
                        Certificateholders.   A  Report  containing  information
                        regarding   the   Mortgage   Loans  will  be   available
                        electronically.

COLLATERAL CHARACTERISTICS:
---------------------------

Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $1,181,529,534 pool of 223 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 38 states, with a weighted average Mortgage Rate of 7.35% and a weighted average remaining term to maturity of 128 months. See the Prospectus Supplement for more detailed collateral information.

                        Initial Pool Balance:           $1,181,529,534
                        Number of Loans:                223
                        Gross WAC:                      7.35%
                        Original WAM:                   134
                        Remaining WAM:                  128
                        Average Loan Balance:           $5,298,339
                        WA DSCR*:                       1.36x
                        WA Cut-off Date LTV Ratio*:     71.17%
                        -------------
                        *Excluding CTL Loans


                                                                        WTD. AVE.     WTD. AVE.
                            NUMBER        CUT-OFF         CUT-OFF       MORTGAGE      REMAINING     WTD. AVE.   WTD. AVE.
     PROPERTY TYPE         OF LOANS     BALANCE ($)     BALANCE (%)     RATE (%)      TERM (MOS)    DSCR(X)**    LTV(%)**
     -------------         --------     -----------     -----------     --------      ----------    ---------   ---------
      Multifamily             62        365,399,773        30.93          7.43           124          1.25        75.71
   Retail - Anchored          55        272,579,564        23.07          7.07           120          1.38        71.90
      Hospitality             19        166,306,763        14.08          7.23           127          1.52        67.54
        Office                19        143,202,780        12.12          7.57           114          1.33        66.09
 Credit Tenant Lease(CTL)*    27         78,805,582         6.67          7.20           226          0.00         0.00
       Mixed Use               5         50,193,888         4.25          7.65           118          1.32        67.51
      Industrial              13         37,267,470         3.15          7.68           118          1.33        70.70
  Retail - Unanchored         12         31,612,142         2.68          7.67           117          1.68        64.78
      Healthcare               7         24,679,110         2.09          7.74           126          1.65        64.32
   Mobile Home Comm.           3          9,489,407         0.80          7.57           116          1.32        75.69
     Self Storage              1          1,993,054         0.17          7.38           118          1.48        71.20
                              ---     -------------       ------          ----           ---          ----        -----
Totals/Weighted Average       223     1,181,529,534       100.00          7.35           128          1.36        71.17

------------

* See page 14 of this Term Sheet and the Prospectus Supplement for a more detailed discussion of credit tenant lease loans.

** CTL Loans are excluded from these calculations.

---------------------------------------

TEN LARGEST MORTGAGE LOANS

The following tables and summaries describe the ten largest Mortgages Loans in the Mortgage Pool by Cut-Off Date Balance:

                                          TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE

                                                          PERCENTAGE OF
                                                             CUT-OFF
                              NUMBER OF    CUT-OFF DATE     DATE POOL                       MORTGAGE                  CURRENT DSC
PROPERTY NAME                PROPERTIES       BALANCE        BALANCE       PROPERTY TYPE      RATE       CURRENT LTV     RATIO
-------------                ----------    ------------   -------------    -------------    --------     -----------  -----------
Sheraton Suites Portfolio          3        $50,443,313       4.27%         Hospitality       6.75%         66.2%        1.55x
Olen Portfolio                     6         37,472,777       3.17          Mixed Use         7.61%         67.5%        1.30x
Lakeside Apartments                1         29,750,000       2.52          Multifamily       7.05%         80.0%        1.22x
Wynfrey Hotel                      1         25,263,571       2.14          Hospitality       7.40%         69.2%        1.40x
Wilshire Portfolio                 3         24,518,179       2.08          Office            8.25%         69.9%        1.23x
Hickory Lake                       1         22,492,277       1.90          Multifamily       7.65%         79.3%        1.20x
Westgate Village                   1         21,984,235       1.86          Retail            6.57%         73.3%        1.43x
1055 Washington Blvd               1         19,932,471       1.69          Office            7.72%         59.0%        1.31x
Oak Park Commons                   1         19,154,363       1.62          Retail            6.57%         74.7%        1.48x
Vista Ridge Plaza I, II &          1         18,917,890       1.60          Retail            6.57%         51.7%        1.44x
Shops                             --       ------------      -----                            ----          ----         -----
Total/Weighted Average            19       $269,929,076      22.85%                           7.21%         69.2%        1.37x


SHERATON SUITES PORTFOLIO. The Sheraton Suites Portfolio loan is secured by 3 luxury, all suite, full service hotels, two of which are fee interests and one of which is a leasehold interest. The combined hotels contain approximately 732 suites which are generally larger than traditional hotel rooms with two physically separated rooms in the suite. The properties are located in Wilmington, Delaware (approximately 228 suites), Elk Grove, Illinois (approximately 253 suites), and Dallas, Texas (approximately 251 suites). The sponsor of the borrower is Sheraton Suites Investment Limited Partnership ("SSILP"). ITT Sheraton Corporation directly or indirectly owns 24% of the limited partnership interests and the 1% general partnership interest in SSILP. ITT Sheraton Corporation is ultimately a wholly-owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc.

OLEN PORTFOLIO. The Olen Portfolio loan is secured by 5 office/industrial flex properties and 1 office building, each located in Orange County, California. The properties contain a total of 608,644 rentable square feet, ranging in size from 30,000 square feet to 186,500 square feet. As of March 1999, the properties had an aggregate occupancy of 99.3%, ranging from 97.4% to 100%. The borrower is a newly formed special purpose Nevada corporation. The sponsor of the borrower is The Olen Companies, a real estate management and development company founded in 1973. The Olen Companies currently own commercial and multifamily real estate throughout the United States, including, as of April 1999, 47 office and industrial properties located in Southern California containing in excess of three million square feet.

LAKESIDE APARTMENTS. The Lakeside Apartments loan is secured by a 461-unit luxury apartment complex located in Newnan, Georgia, which is part of the metropolitan Atlanta, Georgia area. The first phase of the complex was built in 1991 and the third and final phase, containing 200 units, was completed in March 1998. As of March 1999, Lakeside Apartments had an occupancy rate of 93.4%. The borrower is a newly formed special purpose Illinois limited partnership.

The sponsor of the borrower is an executive officer of Executive Affiliates, Inc., a real estate management and development company founded in 1966. As of April 1999, the sponsor, through various entities, owned 18 multifamily properties and 3 hotels throughout the United States.

WYNFREY  HOTEL.  The  Wynfrey  Hotel  loan is secured by the  Wynfrey  Hotel,  a full-service luxury hotel in the metropolitan Birmingham, Alabama area. In addition to the hotel's 329 guest rooms on 14 floors and approximately 27,716 square feet of meeting and banquet space, the hotel also has a 224 seat formal dining restaurant, a 221 seat casual dining restaurant, a piano bar and lounge, an outdoor swimming pool, a fitness room and a gift shop. The sponsors of the borrower are James W. Wilson, III and William B. Wilson.

WILSHIRE PORTFOLIO. The Wilshire Portfolio loan is secured by 3 properties (one fee and two leasehold interests): the Wilshire Doheny, the Wilshire Lapeer and the Wilshire Palm. Each property is a Class "A" office building located on Wilshire Boulevard in Beverly Hills, California. The properties contain a total of 207,682 rentable square feet and were 95.5% occupied as of March 1999. The sponsor of the borrowers (3 co-obligors) is Casden Properties Inc., a newly organized Maryland corporation, and a real estate investment trust sponsor.

HICKORY LAKE. The Hickory Lake loan is secured by a 726 unit apartment complex built in 1969 and was renovated between 1994 and 1996. The complex is located in Atlanta, Georgia and consists of three separate phases: The Arbors at Hickory Lake, The Meadows at Hickory Lake and The Gardens at Hickory Lake. The sponsor of the borrower is The Pinnacle Companies which was formed in 1976 and owns multifamily properties containing 3,094 units in Georgia, South Carolina and Florida.

WESTGATE VILLAGE. The Westgate Village loan is secured by a 342,853 square foot retail center comprised of two single-story, free-standing buildings, located in Amarillo, Texas. The north building contains 142,808 square feet and is 100% leased to Builders Square and Circuit City. The south building contains 200,045 square feet, is 93.4% leased to seven tenants, and is anchored by K-Mart, PetsMart and Office Max. The sponsor of the borrower is the Kimco Realty Corporation, a publicly traded owner and operator of neighborhood and community shopping centers. As of April 1999, Kimco Realty Corporation's portfolio was comprised of 445 property interests totaling approximately 58.0 million square feet of gross leasable area located in 40 states.

1055 WASHINGTON BLVD. The 1055 Washington Boulevard loan is secured by a leasehold interest in a ten-story, class "A" office building containing 181,360 rentable square feet, located in Stamford, Connecticut. The property was 92.2% occupied as of September 1998. The sponsors of the borrowers are Robert C. Elder and Raymond W. Miller.

OAK PARK COMMONS. The Oak Park Commons loan is secured by a 136,939 square foot, one-story neighborhood shopping center located in South Plainfield, New Jersey. The center was completed in April 1998 and is anchored by A&P, Sears and CVS. As of October 1998, the center was 100% occupied. The sponsor of the borrower is the Kimco Realty Corporation, which is described above under the summary of the Westgate Village loan.

VISTA RIDGE PLAZA I, II & SHOPS. The Vista Ridge Plaza I, II and Shops loan is secured by 290,227 square feet of community shopping center space located in Lewisville, Texas. The center was developed in three phases between 1996 and 1998. The center is anchored by Homeplace, BabiesRUs and Drug Emporium and 100% occupied as of September 1998. The sponsor of the borrower is the Kimco Realty Corporation, which is described above under the summary of the Westgate Village loan.

Call Protection:        100%  of the  Mortgage  Loans  contain  call  protection
                        provisions. The weighted average lockout and defeasance period for all loans is 9.75 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity. 208 of the Mortgage Loans, or approximately 90.53% of the Cut-Off
                        Date Pool Balance, require defeasance.

Prepayment Premiums:

                                              PERCENT OF REMAINING BALANCE ANALYSIS*

    PREPAYMENT
     PREMIUM                 MAY-99    MAY-00     MAY-01    MAY-02     MAY-03     MAY-04     MAY-05    MAY-06     MAY-07    MAY-08
    ----------               ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
Lock-out/Defeasance          100.00    100.00      95.20     90.99      89.96      89.89      89.92     89.81      89.64     83.84
         YM                    0.00      0.00       4.80      9.01      10.04      10.11      10.08     10.19      10.36      6.31
                             ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
     SUB TOTAL               100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00     100.00     90.15

        5.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        4.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        3.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        2.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        1.5%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.18
        1.0%                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      0.00
        Open                   0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00       0.00      9.67
                             ------    ------     ------    ------     ------     ------     ------    ------     ------    ------
       TOTAL                 100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00     100.00    100.00

       ------------

       *  Numbers represent percentage of outstanding balance as of the date indicated

---------------------------------------
CUT-OFF DATE BALANCES ($)
-------------------------

                                  Number of       Cut-off Date      Percent of
                                    Loans          Balance ($)        Balance
                                  ---------       ------------      ----------

less than or equal to 2,000,000        65            90,819,045         7.69
    2,000,001 -  4,000,000             63           175,192,284        14.83
    4,000,001 -  6,000,000             39           187,261,792        15.85
    6,000,001 -  8,000,000             17           115,449,163         9.77
    8,000,001 - 10,000,000              9            81,926,493         6.93
   10,000,001 - 15,000,000             15           178,506,619        15.11
   15,000,001 - 20,000,000              8           140,449,787        11.89
   20,000,001 - 25,000,000              3            68,994,691         5.84
   25,000,001 - 30,000,000              2            55,013,571         4.66
   35,000,001 - 40,000,000              1            37,472,777         3.17
   greater than 40,000,000              1            50,443,313         4.27
                                      ---      ----------------       ------
TOTAL:                                223         1,181,529,534       100.00
Min:  412,861                           Average: 5,298,339      Max: 50,443,313


MORTGAGE RATES (%)
------------------

                    Number of     Cut-off Date      Percent of
                      Loans       Balance ($)         Balance
                    ---------     ------------      ----------
  less than 7.000       39         277,347,969           23.47
   7.000 - 7.499        94         408,883,654           34.61
   7.500 - 7.999        63         395,790,649           33.50
   8.000 - 8.499        19          72,789,220            6.16
   8.500 - 8.999         5          19,852,801            1.68
 greater than 8.999      3           6,865,241            0.58
                       ---       -------------          ------
TOTAL:                 223       1,181,529,534          100.00
Min:  6.125             Average: 7.350             Max:  9.500


PROPERTY TYPES                                                           STATES
--------------                                                           ------

                         Number of     Cut-off Date     Percent of               Number of     Cut-off Date   Percent of
                           Loans       Balance ($)        Balance                Properties    Balance ($)      Balance
                         ---------     ------------     ----------               ----------    ------------   ----------
    Multifamily              62          365,399,773         30.93       CA         40          152,100,762       12.87
 Retail - Anchored           55          272,579,564         23.07       GA         17          114,892,601        9.72
    Hospitality              19          166,306,763         14.08       TX         14           85,621,908        7.25
      Office                 19          143,202,780         12.12       FL         21           81,138,219        6.87
        CTL                  27           78,805,582          6.67       NC         21           74,332,885        6.29
     Mixed Use               5            50,193,888          4.25       NY         16           68,164,832        5.77
    Industrial               13           37,267,470          3.15       PA         9            64,406,238        5.45
Retail - Unanchored          12           31,612,142          2.68       NJ         7            55,447,497        4.69
    Healthcare               7            24,679,110          2.09       CT         6            53,249,911        4.51
        MHC                  3             9,489,407          0.80       VA         19           38,716,224        3.28
   Self Storage              1             1,993,054          0.17      Other       90          393,458,458       33.30
                            ---        -------------        ------                  ---       -------------      ------
TOTAL:                      223        1,181,529,534        100.00      TOTAL:      260       1,181,529,534      100.00

---------------------------------------

DSCRS (X) (EXCLUDING CTLS)                                           CUT-OFF DATE LTVS (EXCLUDING CTLS)
--------------------------                                           ----------------------------------

                   Number of      Cut-off Date     Percent of                            Number       Cut-off Date      Percent of
                     Loans           Balance       Balance                              of Loans         Balance          Balance
                   ---------      ------------     ----------                           --------      ------------      ----------
  less than 1.20        4            15,033,915         1.36          less than 40.01       1            3,480,963           0.32
   1.20 - 1.29         67           436,777,607        39.61           40.01 - 50.00        3           11,992,981           1.09
   1.30 - 1.39         69           268,683,401        24.37           50.01 - 60.00       13           91,332,843           8.28
   1.40 - 1.49         30           218,423,143        19.81           60.01 - 70.00       68          325,113,818          29.48
   1.50 - 1.59         12           109,384,045         9.92           70.01 - 80.00      107          634,869,782          57.57
   1.60 - 1.69          6            24,351,105         2.21           80.01 - 85.00        2           20,704,234           1.88
greater than 1.69       8            30,070,736         2.73          greater than or
                      ---         -------------       ------          equal to 85.01        2           15,229,332           1.38
                                                                                          ---        -------------         ------
TOTAL:                196         1,102,723,952       100.00        TOTAL:                196        1,102,723,952         100.00
Min:  1.14                  Average: 1.36         Max:  4.42        Min:  23.70                 Average: 71.17          Max: 100.20

------------                                                        -------------
*The Loan with a DSC Ratio of 1.14x is part of a group of           *The Loan with a 100.16% LTV Ratio is part of a group of cross-
cross-collateralized Mortgage Loans with a weighted average         collateralized Mortgage Loans with a weighted average Cut-Off
Cut-Off Date DSC Ratio of 1.49x.                                    Date LTV Ratio of 68.1%.

ORIGINAL TERMS TO STATED MATURITY (MOS)                              REMAINING TERMS TO STATED MATURITY (MOS)
---------------------------------------                              ----------------------------------------

                   Number of      Cut-off Date     Percent of                            Number       Cut-off Date      Percent of
                     Loans          Balance         Balance                             of Loans         Balance         Balance
                   ---------      ------------     ----------                           --------      ------------      ----------
  less than 84          3            26,290,235         2.23           less than 84         3           26,290,235           2.23
    85 - 132          152           984,560,707        83.33              85 - 120        151          972,560,707          82.31
   133 - 156           26            33,261,342         2.82             121 - 156         27           45,261,342           3.83
   157 - 180            8            29,407,345         2.49             157 - 180          8           29,407,345           2.49
   181 - 216            6            21,794,383         1.84             181 - 228          8           25,150,745           2.13
   217 - 240           11            40,493,756         3.43             241 - 252         17           60,322,292           5.11
   241 - 264           13            37,994,143         3.22             253 - 300          7           19,475,845           1.65
greater than 264        4             7,727,623         0.65          greater than 300      2            3,061,022           0.26
                      ---         -------------       ------                              ---        -------------         ------
TOTAL:                223         1,181,529,534       100.00        TOTAL:                223        1,181,529,534         100.00
Min:  60                  Average: 134             Max:  360        Min:  56                  Average: 128            Max:    357


ORIGINAL AMORTIZATION TERMS (MOS)                                      REMAINING AMORTIZATION TERMS (MOS)
---------------------------------                                      ----------------------------------

                   Number of       Cut-off Date     Percent of                          Number        Cut-off Date      Percent of
                     Loans          Balance ($)      Balance                            of Loans       Balance ($)        Balance
                   ---------       ------------     ----------                          --------      ------------      ----------

 less than 180          4            10,867,410         0.92           less than 180        4           10,867,410           0.92
   181 - 240           20            61,961,248         5.24             181 - 240         22           67,081,369           5.68
   241 - 252            2             5,120,121         0.43             241 - 252          6           18,064,778           1.53
   253 - 264            6            18,064,778         1.53             253 - 264          6           21,794,383           1.84
   265 - 288            7            27,239,514         2.31             265 - 276          1            5,445,132           0.46
   289 - 300           62           265,660,461        22.48             277 - 288          3           11,200,848           0.95
   301 - 324            3             8,510,710         0.72             289 - 324         64          267,883,666          22.67
greater than 324      119           784,105,292        66.36          greater than 324    117          779,191,949          65.95
                      ---         -------------       ------                              ---        -------------         ------
TOTAL:                223         1,181,529,534       100.00        TOTAL:                223        1,181,529,534         100.00
Min: 171                  Average: 333             Max:  360        Min:  163                 Average: 328            Max:    360

COLLATERAL CHARACTERISTICS (CONTINUED):
---------------------------------------

Credit Tenant
Lease Loans:            Credit  Tenant  Lease Loans are secured by  mortgages on
                        properties  which  are  leased  (each a  "Credit  Tenant
                        Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table.
                        Scheduled  monthly rent payments under the Credit Tenant
                        Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease
                        Loans.

                        The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                        (i)   the  Tenant  is  obligated   to  continue   making
                              payments;

                        (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on related Credit Tenant Lease Loan; or

                        (iii) the  Trustee  on behalf of the  Certificateholders
                              will have the benefit of certain non-cancelable credit lease enhancement insurance policies obtained to cover certain casualty and/or condemnation risks.

                              Approximately 6.67% of the Mortgage Loans are Credit Tenant Lease Loans.

---------------------------------------

Unless otherwise indicated, such ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by Moody's and Standard & Poor's respectively.

                                                                                        Cut-Off Date    S&P      Moody's  Lease Type
        Property Name                   Guarantor/Tenant          Property Type           Balances     Rating    Rating    Code(1)

Circuit City Norwalk 444             Circuit City Stores Inc.     Electronics Store        7,898,702  Private                  NN
CVS Greenville Old Buncombe          CVS Corporation              Drug Store               1,306,853     A         A3          NN
CVS Lansdowne Hollins Ferry          CVS Corporation              Drug Store               1,831,525     A         A3          NN
CVS Yarmouth Main                    CVS Corporation              Drug Store               2,556,250     A         A3          NN
CVS Rocky Mount                      CVS Corporation              Drug Store               1,520,209     A         A3          NN
                                                                                          ----------
                       TOTAL CVS                                                           7,214,837

Eagle Davenport Locust               Eagle Food Centers, Inc.     Grocery Store            4,085,191     B+        B2          NNN
Eckerd Oveido Red Bug Lake           Eckerd Corporation           Drug Store               2,418,557              Baa1         NNN
Eckerd Ferber Tallahassee            Eckerd Corporation           Drug Store               1,836,154              Baa1         NNN
Eckerd, Tarboro                      Eckerd Corporation           Drug Store               1,690,369              Baa1         NN
                                                                                          ----------
                    TOTAL ECKERD                                                           5,945,080

IHOP Rock Hill North Cherry          IHOP Corporation             Restaurant               1,389,770       Private(2)          NNN
Motel 6 1081 Little Rock (W)         Accor SA                     Limited Service          4,043,344    BBB                    B
Motel 6 1115 Raleigh                 Accor SA                     Limited Service          6,235,064    BBB                    B
Motel 6 1129 Hilton Head             Accor SA                     Limited Service          4,232,286    BBB                    B
Motel 6 202 Lumberton                Accor SA                     Limited Service          1,039,177    BBB                    B
Motel 6 608 Mobile                   Accor SA                     Limited Service          3,079,744    BBB                    B
Motel 6 740 Reno Sparks              Accor SA                     Limited Service          3,164,767    BBB                    B
                                                                                          ----------
                   TOTAL MOTEL 6                                                          21,794,383

Rite Aid - Holland                   Rite Aid Corporation         Drug Store               2,764,695    BBB+      Baa1         B
Rite Aid - Ironton                   Rite Aid Corporation         Drug Store               2,385,499    BBB+      Baa1         B
Rite Aid - Commerce Turnpike         Rite Aid Corporation         Drug Store               3,046,015    BBB+      Baa1         B
Rite Aid - Claremont                 Rite Aid Corporation         Drug Store               2,527,844    BBB+      Baa1         B
                                                                                          ----------
                  TOTAL RITE AID                                                          10,724,053

Southland Ormond Beach Nova          The Southland Corporation    Convenience Store        1,068,620    BB+        Ba1         NN
Staples York Loucks Road             Staples, Inc.                Office Supplies          2,647,603    BBB-      Baa2         NN
Walgreen Franklin Fieldstone         Walgreen Company             Drug Store               2,563,871     A+        Aa3         NN
Walgreen Duncanville Wheatland       Walgreen Company             Drug Store               2,550,305     A+        Aa3         NN
Walgreens at Silver Lakes            Walgreen Company             Drug Store               2,672,432     A+        Aa3         NN
Walgreen Colleyville                 Walgreen Company             Drug Store               2,805,603     A+        Aa3         NN
                                                                                          ----------
                 TOTAL WALGREENS                                                          10,592,211

Winn Dixie Chesapeake Cedar          Winn-Dixie Stores, Inc.      Grocery Store            5,445,132     A2        P2          NNN
                                                                               Total:     78,805,582

------------

Unless otherwise indicated, such ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by Moody's and Standard & Poor's respectively.


Notes: (1)  "NNN" means triple net lease; "NN" means double net lease, "B" means bond-type lease.

       (2)  Private rating; disclosure not available

CHASE SECURITIES INC.                            FIRST  UNION  CAPITAL MARKETS

                               J.P. MORGAN & CO.